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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material Pursuant to §240.14a-12
Allied Motion Technologies Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALLIED MOTION TECHNOLOGIES INC.
23 Inverness Way East, Suite 150
Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 3, 2007

To the Shareholders of
Allied Motion Technologies Inc.:

        You are hereby notified that the 2007 Annual Meeting of Shareholders of Allied Motion Technologies Inc. (the "Company") will be held on Thursday, May 3, 2007 at 2:00 p.m. (Mountain Time) at the Inverness Hotel and Conference Center, 200 Inverness Drive West, Englewood, CO 80112. At this meeting, the shareholders will be asked to act on the following matters:

  1.
  To elect six directors of the Company;

  2.
  To consider and act upon the approval of the Company's 2007 Stock Incentive Plan;

  3.
  To transact such other business as may properly come before the 2007 Annual Meeting or any adjournment thereof.

        Only shareholders of record at the close of business on March 8, 2007 are entitled to notice of and to vote at the 2007 Annual Meeting and any adjournment thereof.

        The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the 2007 Annual Meeting, as it is important that your shares be represented at the meeting. Even if you plan to attend the Annual Meeting, you are strongly encouraged to mark, date, sign and mail the enclosed proxy in the return envelope provided as promptly as possible.

        You may revoke your proxy by following the procedures set forth in the accompanying proxy statement. If you are unable to attend, your written proxy will assure that your vote is counted.

                      By Order of the Board of Directors

                      Susan M. Chiarmonte
                       Secretary

        DATED: March 20, 2007

THIS IS AN IMPORTANT MEETING. SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE 2007 ANNUAL MEETING	1
Why did I receive this proxy?	1
Who is entitled to vote?	1
What is the quorum for the Annual Meeting?	1
How many votes do I have?	1
How do I vote?	1
How do I vote my shares that are held by my broker?	1
What am I voting on?	1
Will there be any other items of business on the agenda?	2
How many votes are required to act on the proposals?	2
How are votes counted?	2
What happens if I return my proxy card without voting on all proposals?	2
Can I change my vote after I return my proxy card?	2
Will anyone contact me regarding this vote?	2
Who has paid for this proxy solicitation?	3
May shareholders ask questions at the Annual Meeting?	3
How can I obtain a copy of this year's Annual Report on Form 10-K?	3
What does it mean if I receive more than one proxy card?	3
When was this proxy statement mailed?	3
Can I find additional information on the Company's website?	3
PROPOSAL ONE: ELECTION OF DIRECTORS	3
Nominees for Election as Directors	4
Independent Directors	5
BOARD COMMITTEES AND MEETINGS	5
Audit Committee	5
Compensation Committee	5
Governance and Nominating Committee	6
Board Attendance at Meetings	6
Shareholder Communication With the Board	6
Audit Committee Report	7
EXECUTIVE COMPENSATION	8
Executive Officers	8
Compensation Discussion and Analysis	8
Compensation Committee Report	12
Compensation of Executive Officers	12
Employment Agreements With Certain Named Executive Officers	13
Change in Control Agreements	14
Potential Payments Upon Termination or Change in Control	15
Grants of Plan-Based Awards in 2006	16
Outstanding Equity Awards at 2006 Fiscal Year End	17
Option Exercises and Stock Vested in 2006	17
Nonqualified Deferred Compensation for 2006	18
Equity Compensation Plan Information	18
Director Compensation for 2006	18
Compensation Committee Interlocks	20
OWNERSHIP OF COMPANY STOCK	20
Security Ownership of Certain Beneficial Owners	20
Security Ownership of Management and Directors	21

i

Section 16(a) Beneficial Ownership Reporting Compliance	22
PROPOSAL TWO: APPROVAL OF THE COMPANY'S 2007 STOCK INCENTIVE PLAN	22
OTHER MATTERS	27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING	29
Proposals for the Company's Proxy Material	29
Proposals to be Introduced at the Annual Meeting but not Intended to be Included in the Company's Proxy Material	29

ii

PROXY STATEMENT

QUESTIONS AND ANSWERS
ABOUT THE 2007 ANNUAL MEETING

Why did I receive this proxy?

        The Board of Directors of Allied Motion Technologies Inc. (the "Company") is soliciting proxies to be voted at the Annual Meeting of Shareholders. The Annual Meeting will be held Thursday, May 3, 2007, at 2:00 p.m. (Mountain Time) at the Inverness Hotel and Conference Center, 200 Inverness Drive West, Englewood, CO 80112. This proxy statement summarizes the information you need to know to vote by proxy or in person at the Annual Meeting. You do not need to attend the Annual Meeting in person in order to vote.

Who is entitled to vote?

        All shareholders of record as of the close of business on Thursday, March 8, 2007 (the "Record Date") are entitled to vote at the Annual Meeting.

What is the quorum for the Annual Meeting?

        A quorum at the Annual Meeting will consist of a majority of the votes entitled to be cast by the holders of all shares of Common Stock outstanding. No business may be conducted at the Annual Meeting if a quorum is not present. Broker non-votes (shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) and abstentions will be counted as shares present in determining whether a quorum is present. As of the Record Date, 6,539,937 shares of Common Stock were issued and outstanding.

How many votes do I have?

        Each share of Common Stock outstanding on the Record Date is entitled to one vote on each item submitted to you for consideration.

How do I vote?

•	By Mail:	Vote, sign, date your card and mail it in the postage-paid envelope
•	In Person:	At the Annual Meeting

How do I vote my shares that are held by my broker?

        If you have shares held by a broker, you may instruct your broker to vote your shares by following the instructions that the broker provides to you.

What am I voting on?

        You will be voting on the following proposals:

•	Proposal One:	The election of six Directors of the Company
•	Proposal Two:	The approval of the 2007 Stock Incentive Plan

Will there be any other items of business on the agenda?

        We do not expect any other items of business because the deadline for shareholder proposals and nominations has passed. Nonetheless, in case there is an unforeseen need, your proxy gives discretionary authority to Delwin D. Hock and Richard D. Smith with respect to any other matters that might be brought before the Annual Meeting. Those persons intend to vote that proxy in accordance with their best judgment.

How many votes are required to act on the proposals?

        The holder of each outstanding share of Common Stock is entitled to one vote for each share of Common Stock on each matter submitted to a vote at a meeting of shareholders.

        Pursuant to our Articles of Incorporation and Bylaws, directors will be elected by the affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting with each share being voted for as many individuals as there are directors to be elected and for whose election the share is entitled to vote.

        Approval of the 2007 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast at the meeting.

How are votes counted?

        Since the election of directors requires the approving vote to be measured against all shares of Common Stock entitled to vote, an abstention and withholding authority from that vote is the equivalent of a vote against the election of the nominated director.

        For purposes of the vote on approval of the 2007 Stock Incentive Plan, abstentions and broker non-votes will not be counted as affirmative or negative in determining the number of shares voted.

What happens if I return my proxy card without voting on all proposals?

        When the proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting in accordance with your directions. If the signed card is returned with no direction on a proposal, the proxy will be voted in favor of (FOR) Proposals One and Two.

Can I change my vote after I return my proxy card?

        You can revoke your proxy and change your vote at any time prior to the voting thereof at the Annual Meeting. You can do this by:

  •
  filing with the Secretary of the Company a written revocation or signing and submitting another proxy with a later date, or

  •
  attending the Annual Meeting, withdrawing the proxy and voting in person

        If your shares are held by a nominee and you seek to vote shares in person at the Annual Meeting, you must bring to the Annual Meeting a written statement from the nominee confirming the shareholder's beneficial ownership of a stated number of shares and that such shares have not been voted by the nominee. Your attendance at the Annual Meeting will not in itself revoke your proxy.

Will anyone contact me regarding this vote?

        Solicitation of proxies for use at the Annual Meeting may be made in person or by mail, telephone or telegram, by directors, officers and regular employees of the Company. Such persons will receive no special compensation for any solicitation activities. In addition, we have retained the services of D.F. King & Co., Inc. to aid in the solicitation of proxies in person, by mail or telephone. The costs are not expected to exceed $6,500 plus expenses. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock held of record by such entities, and we will, upon the request of such record holders, reimburse reasonable forwarding expenses.

Who has paid for this proxy solicitation?

        We have paid the entire expense of this proxy statement and any additional materials furnished to shareholders.

May shareholders ask questions at the Annual Meeting?

        Yes. There will be time allotted at the end of the meeting when Company representatives will answer questions from the floor.

How can I obtain a copy of this year's Annual Report on Form 10-K?

        A copy of the Company's 2006 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 2006, accompanies this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation material. A copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") may be obtained free of charge by writing to Allied Motion Technologies Inc., 23 Inverness Way East, Suite 150, Englewood, Colorado 80112, Attention: Secretary or by accessing the "SEC Filings" section of the Company's website at www.alliedmotion.com.

What does it mean if I receive more than one proxy card?

        It means that you have multiple accounts at the transfer agent or with stockbrokers. Please complete and return all proxy cards to ensure that all your shares are voted.

When was this proxy statement mailed?

        This proxy statement, the enclosed proxy card and the Annual Report were mailed to shareholders beginning on or about March 22, 2007.

Can I find additional information on the Company's website?

        Yes. Our website is located at www.alliedmotion.com. Although the information contained on our website is not part of this proxy statement, you can view additional information on the website, such as our code of ethics, corporate governance principles, charters of board committees and reports that we file with the SEC. A copy of our code of ethics, corporate governance principles and each of the charters of our board committees may be obtained free of charge by writing to Allied Motion Technologies Inc., 23 Inverness Way East, Suite 150, Englewood, Colorado 80112, Attention: Secretary.

PROPOSAL ONE: ELECTION OF DIRECTORS

        Our Articles of Incorporation and Bylaws provide for a Board consisting of not less than three and not more than nine persons, as such number is determined by the Board of Directors, all of whom will be elected annually to serve until the next annual meeting of shareholders and until their successors are elected and qualified, or until the Director resigns or is otherwise removed.

        Our Board of Directors currently consists of Delwin D. Hock, Graydon D. Hubbard, George J. Pilmanis, Eugene E. Prince, Michel M. Robert, Richard D. Smith and Richard S. Warzala. Based on the recommendation of our Governance and Nominating Committee, all incumbent directors have been nominated to succeed themselves as directors, with the exception of Eugene E. Prince who will retire immediately prior to the 2007 Annual Meeting. The affirmative vote of the holders of two-thirds of the shares of Common Stock entitled to vote at the Annual Meeting is required for the election of directors. If the number of votes required for the election of directors is not received, directors will continue in office until the next annual meeting or until resignation or removal. Unless authority is withheld, it is intended that the shares represented by proxy at the Annual Meeting will be voted in favor of the six nominees named below. All nominees have agreed to serve if elected.

        If, at the time of the Annual Meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Nominees for Election as Directors

        The following provides certain information regarding the nominees for election to our Board of Directors. Each individual's name, position with the Company and principal occupation and business experience for the past five years is provided and, unless otherwise stated, each nominee has held the position indicated for at least the past five years.

        Delwin D. Hock, age 71—Mr. Hock has served as a director of the Company since February 1997 and as Chairman of the Board of Directors since May 2005. He retired from his position as Chief Executive Officer of Public Service Company of Colorado, a gas and electric utility, in January 1996 and as Chairman of the Board of Directors of that company in July 1997. From September 1962 to January 1996, Mr. Hock held various management positions at Public Service Company. He serves as a director on six separate entities overseeing the operation of funds in the American Century Investors fund complex.

        Graydon D. Hubbard, age 73—Mr. Hubbard has served as a director of the Company since 1991. He is a retired certified public accountant and was a partner of Arthur Andersen LLP, the Company's former independent public accountants, in its Denver office for more than five years prior to his retirement in November 1989. Since September 2003, he has served as a director of Whiting Petroleum Corporation, an independent oil and gas company engaged in acquisition, exploitation, exploration and development.

        George J. Pilmanis, age 69—Mr. Pilmanis has served as a director of the Company since 1993. For more than five years prior to his retirement in April 2003 he was chairman and president of Balriga International Corp., a privately held company concerned with business development in the Far East and Eastern Europe. In 2001 and 2002 he also served as Executive Director of the Foreign Investors Council in Latvia.

        Michel M. Robert, age 65—Mr. Robert has served as a director of the Company since July 2004. He founded Decision Processes International, Inc. (DPI) in 1980 to provide consulting services in the field of strategy development and deployment. He is currently Chief Executive Officer and President of DPI. Mr. Robert has been published in a wide array of business magazines and journals and has authored several books.

        Richard D. Smith, age 59—Mr. Smith has served as a director of the Company since August 1996. He has served as Chief Executive Officer since August 13, 1998. He served as President from August 13, 1998 until May 1, 2002. He was Executive Vice President from August 1993 until August 1998. Mr. Smith served as Vice-President of Finance from June 1983 to August 1993. He has served as Chief Financial Officer since June 1983. Pursuant to Mr. Smith's employment agreement, as long as he is the Chief Executive Officer of the Company and is willing to serve, the Board of Directors will nominate him for election to the Board.

        Richard S. Warzala, age 53—Mr. Warzala has served as director of the Company since August 2006. He was appointed President and Chief Operating Officer of the Company in May 2002 and has been employed by the Company since October 2001. From March 2000 through March 2001, Mr. Warzala served as President of the Motion Components Group for Danaher Corporation. In 1993, he was named President of API Motion, a subsidiary of American Precision Industries Inc., and continued as President until 2000, when it was acquired by Danaher. From 1976 to 1993, he held various management positions at American Precision Industries, Inc.

Independent Directors

        Under the corporate governance standards of the Nasdaq Capital Market, at least a majority of our Directors, and, except in limited circumstances, all of the members of our Audit Committee, Compensation Committee and Governance and Nominating Committee, must meet the test of "independence" as defined by Nasdaq. The Nasdaq standards provide that to qualify as an "independent" director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with the Company. The Board of Directors has determined that each current director, other than Mr. Smith, the Company's Chief Executive Officer and Chief Financial Officer and Mr. Warzala, the Company's President and Chief Operating Officer, satisfies the bright line criteria and that none has a relationship with the Company that would interfere with such person's ability to exercise independent judgment as a member of our Board.

BOARD COMMITTEES AND MEETINGS

        The Board of Directors has a standing Audit Committee, Compensation Committee and Governance and Nominating Committees. Each member of each of these committees is "independent" as that term is defined in the Nasdaq listing standards. The Board has adopted a written charter for each of these committees, which is available on our web site at www.alliedmotion.com.

Audit Committee

        The Audit Committee of our Board of Directors consists of Messrs. Hubbard (Chairman), Hock and Pilmanis. The Audit Committee oversees the Company's financial reporting on behalf of the Board and is responsible for the appointment, replacement, compensation and oversight of the work of the Company's independent auditors. The Audit Committee also reviews the Company's annual and quarterly reports filed with the SEC. The Audit Committee held five meetings during 2006. Each member of the Audit Committee meets the current independence and experience requirements of Nasdaq and the SEC. Mr. Hubbard has been designated as the Company's "Audit Committee financial expert" in accordance with the SEC rules and regulations and qualifies as a financially sophisticated audit committee member under the Nasdaq listing standards. See "Report of the Audit Committee" below.

Compensation Committee

        The Compensation Committee of our Board of Directors currently consists of Messrs. Pilmanis (Chairman), Hock and Hubbard. The Compensation Committee has the principal responsibility to make recommendations to the Board of Directors concerning the compensation of the Company's management employees including its executive officers. The Compensation Committee also reviews, approves and recommends to the Board for their approval all awards granted under the Company's stock incentive plan and performs other functions regarding compensation as the Board may delegate.

See "Report of the Compensation Committee" below. The Compensation Committee met three times during the Company's 2006 fiscal year.

Governance and Nominating Committee

        The Governance and Nominating Committee of our Board of Directors currently consists of Messrs. Hock (Chairman), Hubbard and Prince. The Governance and Nominating Committee met three times during the Company's 2006 fiscal year. The Governance and Nominating Committee (i) monitors and oversees matters of corporate governance, including the evaluation of Board performance and processes and the "independence" of directors, and (ii) selects, evaluates and recommends to the Board qualified candidates for election or appointment to the Board and each Committee of the Board.

        The Board of Directors will consider nominees recommended by shareholders. Any such person will be evaluated in the same manner as any other potential nominee for director. Any suggestion for a nominee for director by a shareholder should be sent to the Company's Secretary at 23 Inverness Way East, Suite 150, Englewood, Colorado 80112, within the time periods set forth under "Shareholder Proposals for the 2008 Annual Meeting."

        The Board has not adopted specific minimum criteria for director nominees. The Governance and Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in services are considered for re-nomination. If any member of the Board does not wish to continue in service, or if the Governance and Nominating Committee decides not to nominate a member for re-election, the Governance and Nominating Committee first considers the appropriateness of the size of the board. If the Governance and Nominating Committee determines the board seat should be retained and a vacancy exists, the Governance and Nominating Committee considers factors that it deems are in the best interests of the Company and its shareholders in identifying and evaluating a new nominee.

        In identifying suitable candidates for nomination as a director, the Governance and Nominating Committee will consider the needs of the Board and the range of skills and characteristics required for effective functioning of the Board. In evaluating such skills and characteristics, the Governance and Nominating Committee may take into consideration such factors as it deems appropriate, including those included in the Corporate Governance Principles, which were adopted, as amended, on November 2, 2006, and are available at www.alliedmotion.com.

Board Attendance at Meetings

        The Board of Directors held four meetings during the Company's 2006 fiscal year. Each director attended 100% of the total number of meetings of the Board of Directors and meetings held by all committees of the Board of Directors on which he served. Our Corporate Governance Principles provide that all directors are expected to regularly attend all meetings of the Board and the Board committees on which he serves. In addition, each director is expected to attend the Annual Meeting of Shareholders. In 2006, the Annual Meeting of Shareholders was attended by all of the directors.

Shareholder Communication With the Board

        We provide an informal process for shareholders to send communications to the Board of Directors. Shareholders who wish to contact the Board of Directors or any of its members may do so in writing to Allied Motion Technologies Inc., 23 Inverness Way East, Suite 150, Englewood, Colorado 80112. Correspondence directed to an individual board member will be referred to that member. Correspondence not directed to a particular board member will be referred to the Chairman of the Board.

Audit Committee Report

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.

        Management is responsible for the Company's financial statements and reporting process. The Company's independent registered public accounting firm, Ehrhardt, Keefe, Steiner & Hottman PC is responsible for performing an independent audit of the Company's annual financial statements in accordance with generally accepted accounting principles in the United States of America ("GAAP") and for issuing a report on those statements.

        As members of the Audit Committee, our work is guided by our Audit Committee Charter which is reviewed annually by the Board of Directors. We have completed all Charter tasks scheduled to be performed in 2006 prior to year-end and all Charter tasks scheduled to be performed in 2007 prior to the filing of this proxy statement. Our work included, among other procedures:

        (1)   We pre-approved audit and permitted non-audit services of the Company's independent auditors.

        (2)   We met with management and the independent auditors on a quarterly basis to discuss financial statements and related reports and to review significant accounting and reporting matters.

        (3)   We discussed with the independent auditors their independence and the matters required to be discussed by Statement on Auditing Standards 61, "Communications with Audit Committees," as amended. We received the written disclosures from the independent auditors required by the Independence Standards Board Standard No. 1 "Independence Discussions with Audit Committees."

        (4)   Prior to their publication, we reviewed and discussed with management and the independent auditors the Company's December 31, 2006, audited financial statements, the related audit report, and the applicable management's discussion and analysis.

        Based on the work referred to above, we recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006, for filing with the SEC.

                      Submitted by:

                      THE AUDIT COMMITTEE

                      Graydon D. Hubbard, Chairman
                      Delwin D. Hock
                      George J. Pilmanis

EXECUTIVE COMPENSATION

Executive Officers

        The following provides certain information regarding our executive officers. Each individual's name and position with the Company is indicated. In addition, the principal occupation and business experience for the past five years is provided for each officer. There are no family relationships between any of our directors or executive officers.

        Richard D. Smith, age 59—Mr. Smith has served as a director of the Company since August 1996. He has served as Chief Executive Officer since August 13, 1998. He served as President from August 13, 1998 until May 1, 2002. He was Executive Vice President from August 1993 until August 1998. Mr. Smith served as Vice-President of Finance from June 1983 to August 1993. He has served as Chief Financial Officer since June 1983.

        Richard S. Warzala, age 53—Mr. Warzala was appointed President and Chief Operating Officer of the Company in May 2002 and has been employed by the Company since October 2001. From March 2000 through March 2001, Mr. Warzala served as President of the Motion Components Group for Danaher Corporation. In 1993, he was named President of API Motion, a subsidiary of American Precision Industries Inc., and continued as President until 2000, when it was acquired by Danaher. From 1976 to 1993, he held various management positions at American Precision Industries, Inc.

        Kenneth R. Wyman, age 64—Mr. Wyman was named Vice President of Marketing of the Company in February 2003. He was designated as an executive officer in February 2005. From 2000 to 2002, he was Vice President of Marketing for the Motion Components Group of Danaher Corporation. In 1995, Mr. Wyman joined API Motion as Director of Marketing, and later was named Vice President of Marketing.

Compensation Discussion and Analysis

Overview of Compensation Program

        The Compensation Committee of the Board, which is comprised of independent directors, establishes the Company's compensation philosophy. The Committee operates under a written charter adopted by the Board, a copy of which is available on the Company's website at www.alliedmotion.com. The Committee ensures that the total compensation of the Company's executive officers and other key management is fair, reasonable and competitive. The Committee annually evaluates the performance of the Company's executive officers and other key management based upon a mix of the achievement of corporate goals and individual performance and makes recommendations to the Board concerning compensation and benefits for these individuals. All compensation for these individuals is approved by the Board.

        The Committee meets with the Company's Chief Executive Officer and Chief Financial Officer, Mr. Smith and its Chief Operating Officer and President, Mr. Warzala, to obtain their recommendations with respect to key management compensation programs and practices, base salaries, incentive plan targets and equity awards. The Committee considers, but is not bound to accept management's recommendations. The Committee discusses Mr. Smith and Mr. Warzala's compensation with them, but makes decisions and Board recommendations without them present.

        The Committee has authorized Messrs. Smith and Warzala to make salary adjustments for all employees other than executive officers and other key management.

        The Committee makes recommendations to the Board for equity based awards and these awards are approved by the Board. However, the Committee has delegated to Messrs. Smith and Warzala, together, the authority to make restricted stock awards to employees other than executive officers or key management, not to exceed 10,000 shares in the aggregate. Such awards made by Messrs. Smith and Warzala are generally intended to be used for recruiting and employee promotion purposes.

        The Committee has the authority to engage its own independent advisors to assist in carrying out its responsibilities. During 2006, the Company did not engage any outside advisors.

Compensation Philosophy

        The primary goals of the Company's compensation policies for the executive officers and other key management are as follows:

  •
  To provide total compensation opportunities for executive officers and other key management which are sufficient to attract and retain individuals whose talents and abilities allow the Company to accomplish its strategies.

  •
  To align the interests of management with shareholders through the use of incentive compensation directly related to corporate performance and through the use of stock-based incentives that result in increased Common Stock ownership by management.

Elements of Compensation

        The key elements of executive compensation are

  •
  Base Salary

  •
  Annual Incentive Bonus

  •
  Long-term Incentive Compensation

  •
  Executive Deferred Compensation Plan benefits

  •
  Executive Perquisites

  •
  Generally available benefit programs including retirement benefits provided under a 401(k) plan

        Base Salary.    Base salaries are set at levels sufficient to attract and retain executives. In determining salary levels, the Committee relies primarily on the evaluation and recommendations by Mr. Smith and Mr. Warzala of each key manager's performance during the prior year and responsibilities for the current year. During the review of base salaries, the Committee considers the executive's or manager's qualifications and experience, scope of responsibilities and future potential, the goals and objective established for the individual, his or her past performance and competitive salary practices both internally and externally.

        Annual Incentive Bonus.    The Incentive Bonus Plan is generally available to all employees of the Company, is payable based upon the Company's performance, and aligns the interests of executives and employees with those of the Company's shareholders. The Plan links performance incentives for all employees, including executive officers, to increases in shareholder value and promotes a culture of high performance and ownership by employees in which employees are rewarded for achieving operating efficiencies, reducing costs and improving profitability.

        At the beginning of each year, the Board, upon the recommendation of the Compensation Committee, establishes threshold and target levels of achievement for the Incentive Bonus Plan after reviewing past operating results as well as forecasts and plans for the ensuing year. Annual incentive bonuses are paid based on achieving the performance criteria set for each subsidiary and for the Company overall and the financial performance and improvements made in financial results.

        The Company's 2006 incentive bonus awards for executive officers of the Company are based on achieving certain performance targets that the Company defines as Economic Value Added (EVA).

Most other employees are awarded bonuses based on the achievement of certain performance targets by the subsidiary in which they work. The incentive bonus awards for the general managers of each subsidiary are based on both the performance of the subsidiary that the general manager is responsible for managing and the overall performance of the total Company. The annual incentive bonus performance goals are set annually.

        The amount of the annual incentive bonus that an executive officer may receive is based upon two components—(a) an individual target bonus, and (b) the Company's performance as measured by EVA. EVA is defined as the net operating profit after taxes less a cost of capital charge. Net operating profit excludes net of tax amounts of interest expense and amortization of intangibles recorded in acquisitions. The threshold for earning a bonus award is normally 50% of the target EVA or an amount determined by the Board that better achieves the objectives of the Plan. If the actual EVA achieved falls below the threshold, no bonus is awarded. If the target EVA is achieved, then the target bonus is paid. If the actual EVA achieved falls between the threshold and the target EVA, the bonus awarded is equal to the target bonus multiplied times the prorata percent of the EVA target achieved (0% to 100% of the target bonus amount). If the actual EVA achieved is greater than the target EVA, then the bonus awarded will be greater than 100% of the target bonus amount with the bonus being a certain prorata percent of the incremental EVA achieved above the target EVA.

        There is no cap on the amount of bonus that can be earned. For 2006, the target bonus was established at 60% of the base salary for Messrs. Smith and Warzala and at 30% for Mr.Wyman. For 2006, the Company exceeded performance targets specified at the beginning of 2006 for EVA. Applying the pre-established bonus formula to the financial performance resulted in bonuses for executive officers of 114.7% of target bonus levels.

        For 2007, the Committee set the performance levels that will be used to determine bonuses for 2007. Whether any bonuses will be paid depends on actual performance during 2007 versus the predetermined levels. For Messrs. Smith, Warzala and Wyman, the target EVA set for 2007 was established so that the achievement of the target EVA would require an increase in net income of approximately 25%.

        Long-Term Incentive Compensation.    Long-Term incentive compensation presently is based on restricted stock awarded pursuant to the Company's Stock Incentive Plan. The awards generally vest over three years. Restricted stock awards encourage executives to remain employed with the Company and align interests of the recipients with those of the Company's shareholders by creating an incentive to maximize shareholder value.

        Restricted stock awards to executives are granted at regularly scheduled meetings of the Board. Grants become effective and are priced as of the date of approval or a predetermined future date. The Committee has not granted, nor does it intend in the future to grant, equity awards in anticipation of the release of material nonpublic information. Similarly, the Committee has not timed, nor does it intend in the future to time, the release of material nonpublic information based on equity award grant dates. Also, because the restricted stock awards typically vest over a three year period, the value to recipients of any immediate increase in the price of stock following a grant will not be immediately realized and may further increase or decrease over the vesting period.

        Prior to 2005, long-term incentive compensation was based on stock options granted with a per share exercise price equal to the fair market value of the Company's common stock on the date of grant. In 2005, the Committee began granting restricted shares because they have a more understandable accounting treatment, have a more ascertainable value to employees, are an efficient tool in retaining and motivating executives, and are also an incentive to increase the value of the Company's stock.

        The number of restricted shares the Committee recommends granting to each executive is based on a variety of factors, including, among other things, the officer's responsibilities and efforts and the operating performance of the Company in relation to the business plan and forecast. The Committee also considers development of the Company's business and products, performance of the Company's products in the marketplace, impact of the Company's products and product development on future prospects for the Company, market performance of the Company's common stock, the relationship between the benefits of stock awards and improving shareholder value, the current level of stock options and stock held, and the shares available for award. The Committee also considers customary business practices and long-term incentive plan benefits granted in comparison to such benefits provided to other executives in similar positions.

        The Company is asking shareholders to approve a new Stock Incentive Plan to ensure adequate shares are available for grants in the future. See the section entitled Proposal 2: Approval of the Company's 2007 Stock Incentive Plan. Shareholder approval of the new Plan is important to allow the Company to continue to attract and retain key talent and to motivate executive and other key employees to achieve the Company's goals.

        Deferred Compensation Plan.    During 2006, the Company adopted a Deferred Compensation Plan. The purposes of the Plan are (1) to provide eligible key employees with the opportunity to defer the receipt of certain compensation otherwise payable to them, and (2) to permit such eligible key employees to participate in the success of the Company by providing them with the opportunity to earn additional, performance based compensation. The Plan also allows the Compensation Committee to recommend and the Board to approve discretionary contributions. The deferral portion of the Plan allows participants to defer more compensation than they would otherwise be permitted to defer under a tax-qualified retirement plan. Further, the Company offers the Plan as a competitive practice to enable it to attract and retain top talent. During 2006, the Plan was offered to Messrs. Smith and Warzala. Starting in 2007, the Plan is also offered to other key management employees for deferral and discretionary contributions. Currently, performance contributions for Messrs. Smith and Warzala are based on the Company achieving an 8% return on beginning shareholders' equity. If an 8% return is not achieved, no performance contribution would be awarded. If a return in excess of 8% is achieved, an amount equal to 25% of such excess is contributed equally to Messrs. Smith and Warzala. No performance contributions were earned for 2006.

        The Company has established an account for each participant on the Company's books to which deferrals and contributions under the Plan are credited. The Board has designated various Investment Funds in which stated portions of such participant's account shall hypothetically be invested. At the present time, the Company is also investing in the chosen Investment Funds in the amounts directed by the participants. Each month, the Company adjusts the balance credited to each participant's account to reflect the investment performance of the designated Investment Funds.

        Executive Perquisites and Generally Available Benefit Programs Including Retirement Benefits provided under the 401(k) Plan.    The Company provides executive officers with perquisites and other benefits that the Company and the Committee believe are reasonable and consistent with its overall compensation program. The Committee periodically reviews the levels of perquisites and other benefits provided to executive officers. Messrs. Smith and Warzala are provided with exclusive use of a company automobile, reimbursement for personal financial planning up to $5,000 annually and with $500,000 of life insurance plus a $10,000 annual payment to be used to purchase additional life insurance for which the executive may designate the beneficiaries.

        The Company generally provides employees with medical, life and disability insurance benefits. All employees in the United States are eligible to participate in the Company's 401(k) Plan to which employees are able to contribute the lesser of up to 60% of their annual salary or the limit prescribed by the Internal Revenue Service. The Company matches 50% of the first 4% of pay that is contributed to the Plan. All employee deferral contributions are full vested upon contribution. Company matching contributions are fully vested after completion of one year of service with the Company. All employees in the United States are also participants in the Employee Stock Ownership Plan. Contributions to the Plan made by the Company are invested in Company common stock.

Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits the deductibility of compensation in excess of $1 million paid to certain Named Executive Officers, unless the compensation is performance based and satisfies other conditions. The Company's policy is to maximize the deductibility of compensation but does not preclude awards or payments that are not fully deductible if, in our judgment, such awards and payments are necessary to achieve our compensation objectives and to protect shareholder interests.

Compensation Committee Report

        The following Report of the Compensation Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 except to the extent the Company specifically incorporates this Report by reference therein.

        As members of the Compensation Committee, we have reviewed and discussed the Compensation Discussion and Analysis with the Company's management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's annual report on Form 10-K and the Company's proxy statement.

                      THE COMPENSATION COMMITTEE

                      George J. Pilmanis, Chairman
                      Delwin D. Hock
                      Graydon D. Hubbard

Compensation of Executive Officers

        The following table presents information relating to total compensation of the Executive Officers of the Company (the "Named Officers") for the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation		Total
Richard D. Smith Chief Executive Officer and Chief Financial Officer	2006	$250,000	$12,500	$30,935	$172,117	$40,867	(4)	$506,419
Richard S. Warzala President and Chief Operating Officer	2006	$240,000	$12,000	$30,935	$165,233	$33,156	(5)	$481,324
Kenneth R. Wyman Vice President of Marketing	2006	$134,167	$—	$949	$46,185	$10,710	(6)	$192,011

(1)
Represents discretionary cash contributions to the Named Officer's participant account under the Deferred Compensation Plan.

(2)
Represents the proportionate amount of the total grant date fair value of stock awards recognized by the Company as an expense in 2006 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 were based on the average closing bid and ask price of the Company's common stock as reported on the Nasdaq Capital Market on the date of grant amortized over the vesting period. The awards for which expense is shown in this table include the awards described in the Grants of Plan-Based Awards table included in this Proxy Statement, as well as awards granted in prior years for which the Company continued to recognize expense in 2006.

(3)
Represents amounts paid pursuant to the Annual Incentive Bonus Plan.

(4)
All Other Compensation for Mr. Smith for 2006 includes (a) fair value of personal use of Company provided automobile of $12,653, as determined with reference to IRS regulations, (b) the Company's contribution of $7,369 to tax-qualified defined contribution plans, and (c) the Company paid life insurance premiums of $20,845.

(5)
All Other Compensation for Mr. Warzala for 2006 includes (a) fair value of personal use of Company provided automobile of $3,712, as determined with reference to IRS regulations, (b) the Company's contribution of $7,369 to tax-qualified defined contribution plans, and (c) the Company paid life insurance premiums of $22,075.

(6)
All Other Compensation for Mr. Wyman for 2006 includes (a) auto allowance paid of $6,000, (b) fair value of personal use portion of reimbursed automobile operating expenses of $299, as determined with reference to IRS regulations, and (c) the Company's contribution of $4,411 to tax-qualified defined contribution plans.

Employment Agreements With Certain Named Executive Officers

        The Company has employment agreements with Richard D. Smith, Chief Executive Officer and Chief Financial Officer, and Richard S. Warzala, President and Chief Operating Officer. The Agreements have an initial term of five years, through 2008, and continue subsequently on a year-to-year basis unless the Company or the officer gives termination notice at least 60 days prior to expiration of the initial or subsequent terms. The Agreements contain the provisions outlined below.

        Base Salary.    The Agreements provide an annual base salary of not less than $240,000 for Mr. Smith and $230,000 for Mr. Warzala, and may be reviewed annually for increase on a merit basis. Mr. Smith's salary was increased to $270,000 and Mr. Warzala's salary was increased to $260,000 effective March 1, 2007.

        Annual Incentive Bonus.    Annual incentive bonuses are paid based on achieving performance criteria recommended annually by the Compensation Committee and approved by the Board of Directors. The performance criteria will recognize the overall financial performance of the Company and the improvements made in financial results. See discussion under "Compensation Discussion and Analysis."

        Long-Term Incentive Compensation.    The Company utilizes stock based awards for long-term incentives based on criteria described in the "Compensation Discussion and Analysis."

        Other Provisions.    Messrs. Smith and Warzala participate in other benefits and perquisites as are generally provided by the Company to its employees. In addition, the Company provides each executive officer with an automobile, personal financial planning and with life insurance for which the executive may designate the beneficiaries.

        In the event of termination prior to a change in control, the Agreements provide for continuation of salary, insurance benefits and other bonus prorations or settlements as outlined below.

        Retirement.    Payments upon retirement would be pursuant to a retirement arrangement established with the Named Officer's consent, which may provide for the settlement for the Annual Incentive Bonus for the current year.

        Termination for Cause.    Salary continuation through the date of termination and benefit continuation until the end of the termination month.

        Death.    Salary continues to the end of the month containing the date of death and for three months following. Any proration of the Annual Incentive Bonus is at the Board of Directors' discretion.

        Disability.    Salary continuation until the end of the term of the employment agreement, as adjusted for any compensation payable under any Company paid disability plan, or until long term disability insurance becomes effective. Benefit continuation as generally provided by the Company to its employees in accordance with the Company's disability plan. Any proration of the Annual Incentive Bonus is at the Board of Directors' discretion.

        Involuntary Termination for other than Cause, Retirement, Death or Disability.    Salary continues through the end of the termination month and for twelve months following termination along with payment equal to 20% of the monthly base salary paid in order for the executive to directly acquire benefits. An amount equal to 90% of the base salary at time of termination is to be paid in lieu of the annual bonus.

Change in Control Agreements

        The Company has entered into separate agreements with Messrs. Smith, Warzala and Wyman, for termination resulting within 90 days prior to or 24 months following a change in control of the Company. The agreements expire on December 31 of each year, however, they are extended automatically on January 1 of each year for a term of two years, unless notice of non-renewal is given by the Company not later than the September 30 immediately preceding renewal. Under the terms of the agreements, upon termination by the Company (other than for cause as defined in the agreement) or by the executive for good reason (as defined in the agreement), they are entitled to receive a severance payment equal to 2.5 times (one times for Mr. Wyman) the sum of current annual base salary plus the amount paid under the Annual Incentive Bonus Plan for the preceding fiscal year, an allocation for incentive compensation for the current year up to the date of termination and a monthly payment for a two year period equal to 20% of the base salary for the individual to acquire insurance benefits. Any payments due under the Long-Term Incentive Payment Plan shall be paid in accordance with the plan provisions. The Company has similar agreements (providing one times severance payments) with certain other key executives. The change in control agreements are applicable to a change in control of the Company or of the subsidiary or division for which the executive is employed and require the key executives to remain in the employ of the Company for a specified period in the event of a potential change in control of the Company and provide employment security to them in the face of pressures to sell the Company or in the event of take-over threats, so that they can devote full time and attention to the Company's efforts free of concern about discharge in the event of a change in control of the Company. The Board of Directors has considered termination of these agreements and determined that the reasons for executing the agreements are valid and concluded that notices of non-renewal would not be in the best interests of the shareholders.

Potential Payments Upon Termination or Change in Control

        The table below reflects the amount of compensation to each Named Officers in the event of termination of such executive's employment for the reasons described in the table. The amounts shown assume that such termination was effective as of December 29, 2006 and within the terms of the employment and change in control agreements.

Name and Type of Termination	Cash Severance Payment	Incentive Compensation		Medical Insurance Benefits		Acceleration of Equity Awards		Excise Tax Gross-up	Total
Richard D. Smith
Disability, with or without a Change in Control	$—	$172,117	(1)	$—		$—		$—	$172,117
Death	$62,500	$172,117	(1)	$—		$—		$—	$234,617
Involuntary Termination for other than Cause, Retirement, Death or Disability without a Change in Control	$250,000	$225,000		$50,000	(3)	$—		$—	$525,000
Termination by the Employee for Good Reason or Involuntary Termination for other than Cause, Retirement or Disability following a Change in Control	$625,000	$172,117	(2)	$100,000	(3)	$151,140	(4)	$270,476	$1,318,733
Richard S. Warzala
Disability, with or without a Change in Control	$—	$165,233	(1)	$—		$—		$—	$165,233
Death	$60,000	$165,233	(1)	$—		$—		$—	$225,233
Involuntary Termination for other than Cause, Retirement, Death or Disability	$240,000	$216,000		$48,000	(3)	$—		$—	$504,000
Termination by the Employee for Good Reason or Involuntary Termination for other than Cause, Retirement or Disability following a Change in Control	$600,000	$165,233	(2)	$96,000	(3)	$151,140	(4)	$241,941	$1,254,314
Kenneth R. Wyman
Disability following a Change in Control	$—	$46,185	(1)	$—		$—		$—	$46,185
Termination by the Employee for Good Reason or Involuntary Termination for other than Cause, Retirement or Disability following a Change in Control	$135,000	$46,185	(2)	$54,000	(3)	$6,870	(4)	$—	$242,055

(1)
Upon death or disability, the Company will make a separate determination of the Named Officer's Annual Incentive Bonus and Long-Term Incentive Compensation based on the overall financial performance of the Company and the improvements made in financial results for the fiscal year in which death or Disability occurs. For purposes of this table, assumes that the Board of Directors grant the full Annual Incentive Bonus for 2006.

(2)
The Named Officer will receive an allocation under any annual or long-term incentive plan applicable for the current fiscal year with all tests for income adjusted pro rata according to the number of calendar months, including the month in which the date of termination occurs, that have elapsed in the fiscal year of termination. For purposes of this table, assumes a grant of the full Annual Incentive Bonus for 2006.

(3)
For termination without a change in control, the Company shall continue providing medical, dental, long-term disability and life insurance equal to the coverages existing at the time the notice of termination is given for one full year. In the event of termination following a change in control, the Company shall pay the Named Officer an amount equal to 20% of monthly base salary for 24 months to directly acquire medical related insurance benefits.

(4)
Value is based on the closing price of the Company's common stock of $6.87on December 29, 2006, as reported on the Nasdaq Capital Market.

Grants of Plan-Based Awards in 2006

        The following table shows all plan-based awards granted to the Named Executive Officers during the fiscal year ended December 31, 2006.

All Other Stock Awards: Number of Shares of Stock or Units (#)(1)
Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
Grant Date Fair Value of Stock Awards ($)(2)
Name	Grant Date		Threshold ($)	Target ($)		Maximum ($)
Richard D. Smith	03/31/2006 02/16/2006 02/16/2006	(3) (4)	— — —	$	— 150,000 —	— —	12,000 — —	$45,540 — —
Richard S. Warzala	03/31/2006 02/16/2006 02/16/2006	(3) (4)	— — —	$	— 144,000 —	— — —	12,000 — —	$45,540 — —
Kenneth R. Wyman	03/31/2006 02/16/2006	(3)	— —	$	— 40,250	— —	1,000 —	$3,795 —

(1)
Reflects the number of shares of restricted stock granted to each Named Officer pursuant to the Long-Term Incentive Plan. Assuming continued employment with the Company, one-third of the shares will vest on each of March 31, 2008, 2009 and 2010.

(2)
Represents the grant date fair value of the award based on the average closing bid and ask price of the Company's common stock as reported on the Nasdaq Capital Market on the date of grant.

(3)
Represents the possible payouts under the Company's Annual Incentive Bonus program. The amount of actual payout is computed with reference to a threshold and target level of performance achievement, but the plan has no threshold or maximum payout. The plan is discussed in further detail under the section entitled "Compensation Discussion and Analysis—Annual Incentive Bonus." The actual amount of annual incentive bonus earned by each Named Officer in 2006 is reported under the Non-Equity Incentive Plan Compensation column in the Summary Compensation Table.

(4)
During 2006, Messrs. Smith and Warzala participated in the performance based compensation portion of the Company's Deferred Compensation Plan which is discussed in further detail under the section entitled "Compensation Discussion and Analysis." No performance contributions were earned for 2006.

Outstanding Equity Awards at 2006 Fiscal Year End

        The following table shows all outstanding equity awards held by the Named Executive Officers as of December 31, 2006.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
Richard D. Smith	69,300 20,700 58,750 31,250 40,000 60,000	$ $ $ $ $ $	4.8300 4.8300 3.2000 3.2000 1.7700 4.2700	10/26/2010 10/26/2007 8/16/2011 8/16/2008 2/13/2010 4/21/2011	22,000	(3)	$151,140
Richard S. Warzala	50,000 150,000 200,000 40,000 60,000	$ $ $ $ $	2.7500 2.6200 2.4000 1.7700 4.2700	10/25/2011 5/1/2009 7/1/2009 2/13/2010 4/21/2011	22,000	(3)	$151,140
Kenneth R. Wyman	30,000 10,000 10,000	$ $ $	1.7700 4.7500 5.4600	2/13/2010 2/19/2011 10/28/2011	1,000	(4)	$6,870

(1)
As of December 31, 2006, all options are exercisable.

(2)
Value is based on the closing price of the Company's common stock of $6.87 on December 29, 2006, as reported on the Nasdaq Capital Market.

(3)
Assuming continued employment with the Company, 5,000 shares vest on May 11 of each of 2007 and 2008; 4,000 shares vest on March 31 of each of 2007, 2008 and 2009.

(4)
Assuming continued employment with the Company, 334 shares vest on March 31, 2007 and 333 shares vest on March 31 of each of 2008 and 2009.

Option Exercises and Stock Vested in 2006

        The following table shows all stock options exercised and value realized upon exercise, and all stock awards vested and value realized upon vesting by the Named Executive Officers during 2006.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Richard D. Smith	67,955	$167,297	5,000	$24,550
Richard S. Warzala	—	—	5,000	$24,550
Kenneth R. Wyman	—	—	—	—

(1)
Value realized equals the difference between the option exercise price and the fair market value of the Company's common stock on the date of exercise, multiplied by the number of shares for which the option was exercised.

(2)
Value realized equals the market value of the Company's common stock on the vesting date, multiplied by the number of shares that vested.

Nonqualified Deferred Compensation for 2006

        During 2006, the Company adopted a Deferred Compensation Plan which provides eligible key employees with the opportunity to defer the receipt of base compensation, bonuses, or a combination thereof, receive an allocation of any discretionary amount contributed to the Plan by the Company and receive an allocation of any performance based contributions by the Company. The Deferred Compensation Plan is discussed further under the section entitled "Compensation Discussion and Analysis."

        The following table shows nonqualified deferred compensation information for 2006.

Name	Registrant Contributions in 2006 ($)	Aggregate Earnings 2006 ($)	Aggregate Balance at December 31, 2006 ($)
Richard D. Smith	$12,500	$2,065	$14,565
Richard S. Warzala	$12,000	$198	$12,198
Kenneth R. Wyman(1)	—	—	—

(1)
Mr. Wyman did not participate in the Nonqualified Deferred Compensation plan in 2006.

Equity Compensation Plan Information

        The following table shows the equity compensation plan information of the Company at December 31, 2006.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,245,150	$3.68	108,768

Director Compensation for 2006

        The Board of Directors holds four regular full day meetings each year. Through February 2007, non-employee directors received an annual retainer of $15,000, paid quarterly, plus $750 per full day meeting of the board attended and $600 per telephone meeting attended. The Audit Committee chairman receives an annual retainer of $4,800, the Compensation Committee and Governance and Nominating Committee chairmen each receive an annual retainer of $2,400 and each committee member receives a $1,200 annual retainer, each of which are paid quarterly.

        After February 2007, non-employee directors will receive an annual retainer of $17,000, paid quarterly, plus $800 per full day meeting of the board attended and $600 per telephone meeting attended. The Audit Committee chairman receives an annual retainer of $5,000, the Compensation Committee and Governance and Nominating Committee chairmen each receive an annual retainer of $3,000 and each committee member receives a $1,500 annual retainer, each of which are paid quarterly.

        The following table shows the compensation paid by the Company to non-employee Directors for 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Delwin D. Hock	$24,900	$2,578	$27,478
Graydon D. Hubbard	$26,700	$3,527	$30,227
George J. Pilmanis	$22,800	$2,578	$25,378
Michel M. Robert	$18,000	$2,578	$20,578
Eugene E. Prince	$19,500	$2,578	$22,078

(1)
Represents the proportionate amount of the total grant date fair value of stock awards recognized by the Company as an expense in 2006 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2006 were based on the average closing bid and ask price of the Company's common stock as reported on the Nasdaq Capital Market on the date of grant. The awards for which expense is shown in this table include the awards made during 2006 as well as awards granted in prior years for which the Company continued to recognize expense in 2006.

        Outstanding option and stock awards for each non-employee director as of December 31, 2006 are shown below.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)(1)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)
Delwin D. Hock	13,500 15,000 5,000 5,000 6,000 4,000	$ $ $ $ $ $	4.3125 4.83 3.20 1.77 4.27 6.36	02/03/2007 10/26/2010 08/16/2011 02/13/2010 04/21/2011 07/21/2011	1,833	(2)
Graydon D. Hubbard	15,000 5,000 5,000 6,000 4,000	$ $ $ $ $	4.83 3.20 1.77 4.27 6.36	10/26/2010 08/16/2011 02/13/2010 04/21/2011 07/21/2011	2,833	(3)
George J. Pilmanis	15,000 5,000 5,000 6,000 4,000	$ $ $ $ $	4.83 3.20 1.77 4.27 6.36	10/26/2010 08/16/2011 02/13/2010 04/21/2011 07/21/2011	1,833	(2)
Michel M. Robert	40,000		$6.36	07/21/2011	1,833	(2)
Eugene E. Prince	15,000 5,000 5,000 6,000 4,000	$ $ $ $ $	4.83 3.20 1.77 4.27 6.36	10/26/2010 08/16/2011 02/13/2010 04/21/2011 07/21/2011	1,833	(4)

(1)
As of December 31, 2006, all options are exercisable.

(2)
Assuming continued service with the Company, 417 shares vest on May 11, 2007, 416 shares vest on May 11, 2008, 334 shares vest on March 31, 2007 and 333 shares vest on each of March 31, 2008 and 2009.

(3)
Assuming continued service with the Company, 417 shares vest on May 11, 2007, 416 shares vest on May 11, 2008, 667 shares vest on March 31, 2007 and 2008 and 666 shares vest on March 31, 2009.

(4)
Assuming continued service with the Company, 334 shares vest on March 31, 2007 and the remaining 1,499 shares vest on May 3, 2007, effective with Mr. Prince's retirement date.

Compensation Committee Interlocks

        As noted above, the Compensation Committee is comprised of three independent Directors: Messrs. Pilmanis, Hock and Hubbard. No member of the Compensation Committee is or was formerly an officer or an employee of the Company. No executive officer of the Company serves as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors, nor has such interlocking relationship existed in the past.

OWNERSHIP OF COMPANY STOCK

Security Ownership of Certain Beneficial Owners

        To the best of our knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) beneficially owned, as of the Record Date, more than five percent of the shares of Common Stock outstanding, except as set forth in the following table.

Name and Address of Beneficial Owner	Amount of Common Stock Beneficially Owned		Percent of Common Stock(1)
Eugene E. Prince 7560 Panorama Drive Boulder, Colorado 80303	808,862	(2)	12.3%
Richard D. Smith 23 Inverness Way East, Suite 150 Englewood, Colorado 80112	725,344	(3)	10.6%
Peter H. Kamin c/o The Nelson Law Firm, LLC 75 South Broadway, 4th Floor White Plains, New York 10601	567,700	(4)	8.7%
Richard S. Warzala 23 Inverness Way East, Suite 150 Englewood, Colorado 80112	554,484	(5)	7.9%

(1)
The percentages are based upon 6,539,937 shares of Common Stock outstanding as of the Record Date, except for certain beneficial owners who hold stock options. The percentage for each beneficial owner holding presently exercisable stock options is based upon the sum of 6,539,937 shares plus the number of shares subject to presently exercisable stock options held only by such beneficial owner, as indicated in the following notes.

(2)
Includes 35,000 shares of Common Stock which Mr. Prince has the right to acquire upon the exercise of outstanding options and 1,833 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested. Includes 88,800 shares of Common Stock held by the Prince Children's Trusts, of which Mr. Prince's wife is trustee and as to which Mr. Prince disclaims beneficial ownership.

(3)
Includes 280,000 shares of Common Stock which Mr. Smith has the right to acquire upon the exercise of outstanding options, 22,000 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested and 167,906 shares of Common Stock held by the Company's Employee Stock Ownership Plan ("ESOP") as of the Record Date, as to which Mr. Smith could be deemed to have shared investment power as a trustee of the ESOP, which includes 8,486 shares of Common Stock credited to the ESOP account of Mr. Smith. Includes 249,538 shares of Common Stock held by Smith Family Trust, of which Mr. Smith is trustee. Includes 900 shares held by Mr. Smith's wife's IRA.

(4)
Based on Schedule 13G filed by Mr. Kamin with the Securities and Exchange Commission on or about February 2, 2005. Includes 131,400 shares of held by Peter H. Kamin Childrens Trust,

  157,732 shares held by Peter H. Kamin Profit Sharing Plan, 7,800 shares held by Peter H. Kamin Family Foundation and 59,300 shares held by 3K Limited Partnership, all as to which Mr. Kamin has sole voting and investment power.

(5)
Includes 500,000 shares of Common Stock which Mr. Warzala has the right to acquire upon the exercise of outstanding options and 22,000 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested. Includes 4,030 shares of Common Stock credited to the ESOP account of Mr. Warzala. Includes 3,004 shares held by Mr. Warzala's children.

Security Ownership of Management and Directors

        The following table sets forth certain information available to the Company with respect to shares of Common Stock owned by each director, each nominee for director, each executive officer and all directors, nominees and executive officers as a group, as of the Record Date:

Directors, Nominees and Executive Officers	Amount of Common Stock Beneficially Owned		Percentage of Common Stock(1)
Delwin D. Hock	60,263	(2)	*
Graydon D. Hubbard	63,750	(3)	1.0%
George J. Pilmanis	45,250	(4)	*
Eugene E. Prince	808,862	(5)	12.3%
Michel M. Robert	250,407	(6)	3.8%
Richard D. Smith	725,344	(7)	10.6%
Richard S. Warzala	554,484	(8)	7.9%
Kenneth R. Wyman	55,232	(9)	*
All directors, nominees and executive officers as a group	2,556,855	(10)	33.9%

*
Less than 1.0%.

(1)
The percentages are based upon 6,539,937 shares of Common Stock outstanding as of the Record Date, except for certain beneficial owners who hold stock options. The percentage for each beneficial owner holding presently exercisable stock options is based upon the sum of 6,539,937 shares plus the number of shares subject to presently exercisable stock options held only by such beneficial owner, as indicated in the following notes.

(2)
Includes 35,000 shares of Common Stock which Mr. Hock has the right to acquire upon the exercise of outstanding options and 1,833 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested.

(3)
Includes 35,000 shares of Common Stock which Mr. Hubbard has the right to acquire upon the exercise of outstanding options and 2,833 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested.

(4)
Includes 35,000 shares of Common Stock which Mr. Pilmanis has the right to acquire upon the exercise of outstanding options and 1,833 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested.

(5)
See note (2) under "Security Ownership of Certain Beneficial Owners."

(6)
Includes 40,000 shares of Common Stock which Mr. Robert has the right to acquire upon the exercise of outstanding options and 1,833 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested. Includes 158,157 shares held by Mr. Robert's IRA. Includes 50,000 shares held by Mr. Robert's childrens' trusts, of which Mr. Robert's wife is a co-trustee.

(7)
See note (3) under "Security Ownership of Certain Beneficial Owners."

(8)
See note (5) under "Security Ownership of Certain Beneficial Owners."

(9)
Includes 50,000 shares of Common Stock which Mr. Wyman has the right to acquire upon the exercise of outstanding options and 1,000 shares of Common Stock granted as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested. Includes 2,707 shares of Common Stock credited to the ESOP account of Mr. Wyman.

(10)
Includes (i) 1,010,000 shares of Common Stock which directors and executive officers have the right to acquire upon the exercise of outstanding options; (ii) 55,165 shares of Common Stock granted to directors and executive officers as incentive restricted shares under the Year 2000 Stock Incentive Plan that have not yet vested; and (iii) 167,906 shares of Common Stock held by the ESOP as to which Mr. Smith has shared investment power as trustee of the ESOP, which includes 8,486 shares of Common Stock held by the ESOP for the account of Mr. Smith, 4,030 shares of Common Stock held by the ESOP for the account of Mr. Warzala and 2,707 shares of Common Stock held by the ESOP for the account of Mr. Wyman.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires directors and executive officers and persons who own more than ten percent of the Company's Common Stock to report their ownership and any changes in that ownership to the Securities and Exchange Commission. The Company believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than ten percent beneficial owners were met for 2006.

PROPOSAL TWO: APPROVAL OF THE COMPANY'S
2007 STOCK INCENTIVE PLAN

        The Board of Directors has approved and adopted, subject to stockholder approval, the Allied Motion Technologies Inc. 2007 Stock Incentive Plan (the "Plan"). The following summary describes the material terms of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this proxy statement as Exhibit A.

        The purposes of the Plan are to promote the long-term financial success of the Corporation and to increase shareholder value by providing incentives to individuals who are responsible for the conduct and management of the Corporation's business or who are involved in endeavors significant to the Corporation's success with an inducement to acquire ownership interests in the Corporation, thus enabling the Corporation to attract and retain the services of outstanding individuals upon whose judgment, interest and special effort the successful conduct of its operations largely depend. These incentives are provided through the grant of stock options, stock appreciation rights, and restricted stock.

Plan Administration

        The Plan Committee.    The Plan provides for grants of awards to such employees and non-employee directors of, and such other persons who provide services to, the Corporation as the committee appointed by the Corporation's Board of Directors may select from time to time. The Plan will be administered by the committee. The composition of the committee is intended to satisfy the provisions of Section 162(m) of the Internal Revenue Code and Rule 16b-3 of the Exchange Act, with respect to grants of awards to persons subject to these laws. The committee will be authorized, among other things, to construe, interpret and implement the provisions of the Plan, to select the persons to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Plan provides, subject to certain limitations, for indemnification by the Corporation of any director, officer or employee against all reasonable expenses, including attorneys' fees, incurred in connection with any legal action arising from such person's action or failure to act in administering the Plan. All awards granted under the Plan will be evidenced by a written agreement between the Corporation and the participant specifying the terms and conditions of the award, consistent with the requirements of the Plan. The Committee will interpret the Plan and awards granted thereunder, and all determinations of the Committee will be final and binding on all persons having an interest in the Plan or any award.

        Limitations on Awards.    The Plan permits the issuance of awards reflecting an aggregate of 300,000 shares of the common stock of the Corporation. Such shares shall be authorized but unissued shares of common stock. Generally, shares subject to an award that remain unissued upon expiration or cancellation of the award will be available for other awards under the Plan. During any calendar year, awards to a single participant will not exceed 50,000 shares subject to restricted stock awards and 100,000 shares subject to stock options or appreciation rights.

        Adjustments to Awards.    If the committee determines that any dividend or other distribution, or stock split, subdivision, consolidation, combination, reclassification or recapitalization other similar corporate transaction or event affects the common stock such that an adjustment would be appropriate in order to prevent dilution or enlargement of the rights of participants under the Plan, then the committee will make such equitable changes or adjustments as it deems necessary to the number and kind of shares of common stock or other property which may thereafter be issued in connection with awards, the limits on individual awards, the number and kind of shares of common stock subject to each outstanding award, and the exercise price of each award.

        Amendment or Termination of the Plan.    The Board may amend or terminate the Plan at any time; provided, however, that stockholder approval will be required for any amendment for which stockholder approval is required and for any amendment which increases the number of shares subject to awards, materially modifies the requirements for eligibility for awards, or extends the term of the Plan, and no such action may, without the consent of the participant, adversely affect the participant's rights and obligations under any outstanding award. It is expected that the number of participants in the Plan will vary over the term of the Plan.

Awards Under the Plan

        Eligibility.    Awards may be granted to employees, directors and consultants of the Corporation or any present or future subsidiary of the Corporation. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Corporation or any subsidiary corporation of the Corporation.

        Stock Option Awards.    The committee may grant nonstatutory stock options, incentive stock options within the meaning of Code Section 422, or any combination of these. The committee will determine each option's expiration date and purchase price per share payable upon the exercise of such option, which will not be less than the fair market value of a share of common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any subsidiary corporation of the Corporation (a "ten percent shareholder") must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant.

        Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the committee. The maximum term of any option granted under the Plan is ten years, provided that an incentive stock option granted to a ten percent shareholder must have a term not exceeding five years. Unless otherwise permitted by the committee, an option generally will remain exercisable for thirty days following the participant's termination of service, provided that if service terminates as a result of the participant's death, the option generally will remain exercisable for six months and if service terminates as a result of the participant's disability, the option will remain exercisable for three months, but in any event the option must be exercised no later than its expiration date.

        Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant's lifetime only by the participant.

        The Plan provides that the option exercise price may be paid in cash, by check, or in cash equivalent; by means of a cashless exercise; by tender to the Corporation of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the committee; or by any combination of these. Nevertheless, the committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Corporation, through the participant's surrender of a portion of the option shares to the Corporation.

        Stock Appreciation Right Awards.    Stock appreciation rights awarded pursuant to the Plan will become exercisable at such times and upon such conditions as the committee may determine. The committee will determine the expiration date and exercise price of such stock appreciation right, which will not be less than the fair market value of a share of common stock on the date of grant.

        Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. At the committee's discretion, it may make payment of this stock price appreciation in cash or in shares of common stock whose fair market value on the exercise date equals the payment amount. The payment will be made in a lump sum. The maximum term of any stock appreciation right granted under the Plan is ten years.

        Stock appreciation rights generally are nontransferable by the participant other than by will or by the laws of descent and distribution, and generally are exercisable during the participant's lifetime only by the participant. Other terms of stock appreciation rights generally are similar to the terms of comparable stock options.

        Restricted Stock Awards.    Shares of restricted stock awarded pursuant to the Plan will become vested at such times as the committee may determine. The committee will determine whether such shares of restricted stock will be issued at the beginning of the restriction period, in which cash the participant will be eligible to receive any dividends paid on such shares and the participant will be entitled to vote such shares during the restriction period, or at the end of the restriction period.

Other Features of the Plan

        Approved Transactions.    The Plan provides that an "Approved Transaction" occurs upon (a) the acquisition by any person, entity or group (other than the Corporation and its subsidiaries, or any employee benefit plan of the Corporation or its subsidiaries), through one transaction or a series of transactions during a 24-month period, of more than 40% of the combined voting power of the then outstanding voting securities of the any subsidiary of the Corporation; (b)) the sale, exchange or other disposition of all or substantially all of the assets of the any subsidiary of Corporation or any division of the Corporation or a subsidiary; (c) the merger or consolidation of the Corporation with one or more other corporations; (d) the sale or other disposition of all or substantially all of the assets of the Corporation pursuant to a plan of liquidation of the Corporation; (e) the exchange by the holders of more than 50% of the outstanding shares of common stock of the Corporation for securities issued by another entity; (f) the acquisition by any person, entity or group (other than the Corporation and its subsidiaries, or any employee benefit plan of the Corporation or its subsidiaries), through one transaction or a series of transactions during a 24-month period, of more than 40% of the combined voting power of the then outstanding voting securities of the Corporation; or (g) a change in the majority of the members of the Board other than by voluntary resignation, retirement or death during a 24 month period.

        In the event of an Approved Transaction, all stock options and stock appreciation rights held by such participant will become exercisable, and the restriction period will lapse with respect to all restricted stock.

        If an Approved Transaction occurs, the committee may direct, without the consent of any participant, that the surviving, continuing, successor or purchasing entity or its parent either will assume all outstanding options and stock appreciation rights or substitute substantially equivalent options or rights for its stock. If any option or stock appreciation right is not to be assumed or substituted for as provided in the preceding sentence, and is not to be canceled as provided in the following paragraph, in connection with an Approved Transaction, the committee, in its sole discretion, may give written notice to the participant establishing a date by which such option or stock appreciation right must be exercised (to the extent vested) prior to the consummation of the Approved Transaction. Any such option or stock appreciation right that is not exercised by the date specified in such notice shall terminate upon the consummation of the Approved Transaction.

        If an Approved Transaction occurs, the Plan also authorizes the committee, in its discretion and without the consent of any participant, to cancel each or any outstanding option or stock appreciation right upon such Approved Transaction in exchange for a payment to the participant with respect to each vested share subject to the cancelled award of an amount equal to the excess of the fair market value per share over the exercise price per share of such award multiplied by the number of shares underlying such award, with such payment to be made in cash, in shares of stock of the corporation or other entity which is a party to the approved transaction, or any other property which has a fair market value equal to the payment due the participant.

Certain Federal Income Tax Consequences

        The following discussion is a brief summary of certain U.S. federal income tax consequences under current federal income tax laws relating to awards under the Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

        Non-Qualified Stock Options.    A participant will not recognize any taxable income upon the grant of a non-qualified stock option. The Corporation will not be entitled to a tax deduction with respect to the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the excess of the fair market value of common stock on the exercise date over the option exercise price will be taxable as compensation income to the participant and will be subject to applicable withholding taxes. The Corporation will generally be entitled to a tax deduction at such time in the amount of such compensation income. The participant's tax basis for common stock received pursuant to the exercise of a non-qualified stock option will equal the sum of such compensation income and the exercise price. In the event of a sale, exchange or other distribution of common stock received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will constitute a capital gain or loss.

        Incentive Stock Options.    A participant will not recognize any taxable income at the time of grant or timely exercise of an incentive stock option and the Corporation will not be entitled to a tax deduction with respect to such grant or exercise. The exercise of an incentive stock option may, however, give rise to taxable compensation income, and a tax deduction to the Corporation, if the incentive stock option is not exercised on a timely basis (generally, while the participant is employed by the Corporation or within 90 days after termination of employment) or if the participant subsequently engages in a "disqualifying disposition" as described below. A sale or exchange by a participant of shares acquired upon the exercise of an incentive stock option more than one year after the transfer of the shares to such participant and more than two years after the date of grant of the incentive stock option will result in any difference between the net sale proceeds and the exercise price being treated as long-term capital gain (or loss) to the participant. If such sale or exchange takes place within two years after the date of the grant of the incentive stock option or within one year from the date of the issuance of the incentive stock option shares to the participant, such sale or exchange generally will constitute a "disqualifying disposition" of such shares that will have the following results: any excess of (a) the lesser of (i) the fair market value of the shares at the time of exercise of the incentive stock option and (ii) the amount realized on such disqualifying disposition of the shares over (b) the option exercise price of such shares will be ordinary income to the participant and the Corporation will generally be entitled to a tax deduction in the amount of such income. Any further gain or loss after the date of exercise generally will constitute a capital gain or loss and will not result in any deduction by the Corporation. The amount by which the fair market value of the common stock on the exercise date of any incentive stock option exceeds the option price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Code Section 55.

        Transferred Options: Estate and Gift Taxes.    If incentive stock options or non-qualified stock options are held until death, federal and, if applicable, state estate and inheritance taxes would be imposed on the fair market value of the options at the time of death.

        Restricted Stock.    A participant generally will not realize taxable income and the Corporation will not be entitled to a deduction upon the grant of restricted stock. At the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code) or become transferable, the participant will realize taxable ordinary income in an amount equal to the fair market value of such number of shares which have become nonforfeitable or transferable. However, a participant may make an income recognition election under Code Section 83(b) (an "83(b) Election"), within 30 days of the grant of restricted shares, to recognize taxable ordinary income in the year the restricted stock is awarded in an amount equal to their fair market value at the time of the award, determined without regard to the restrictions. In that event, the Corporation will be entitled to a deduction in such year in the same amount, provided that the Corporation complies with applicable income tax reporting requirements, and any gain or loss realized by the participant upon the subsequent disposition of the shares will be capital gain or loss and will not result in any further deduction to the Corporation. Any dividends with respect to the restricted shares that are paid or made available to a participant who has not made an 83(b) Election while the shares remain forfeitable are treated as additional compensation taxable as ordinary income to the participant and deductible by the Corporation when paid. If an 83(b) Election has been made with respect to the restricted shares, the dividends represent ordinary dividend income to the participant and are not deductible by the Corporation. If the participant makes an 83(b) Election and subsequently forfeits the shares, the participant is not entitled to a deduction as a consequence of such forfeiture, and the Corporation must include as ordinary income the amount it previously deducted in the year of grant with respect to such shares.

        Stock Appreciation Rights.    There will be no federal income tax consequences to either the participant or the Corporation on the grant of a stock appreciation right, or during the period that such a right remains outstanding. Upon exercise of such a right, the cash, common stock or other property received by the participant is taxable to the participant as ordinary income and the Corporation will be entitled to a corresponding deduction, provided it complies with applicable income tax reporting requirements. Upon the sale of any common stock acquired by exercise of a stock appreciation right, the participant will realize long-term or short-term gain or loss, depending upon the holding period of such shares.

        Tax Consequences of Vesting Upon an Approved Transaction.    The accelerated vesting of awards under the Plan in connection with an approved transaction could cause award holders to be subject to the federal excise tax on "excess parachute payments" and cause a corresponding loss of deduction on the part of the Corporation.

        Code Section 409A.    Congress enacted Section 409A of the Code under the American Jobs Creation Act of 2004. Under Code Section 409A, amounts deferred under a "nonqualified deferred compensation plan" are included in income when deferred, or when the amount is no longer subject to a substantial risk of forfeiture, if later, unless the plan complies with certain requirements imposed under Code Section 409A, including requirements related to the timing of elections and distributions. If a plan fails to comply with the requirements of Code Section 409A, then all deferred amounts are included in the individual's taxable income, and the individual is subject to an additional tax equal to 20% plus interest at the IRS underpayment rate plus 1% from the time the amount first was deferred or no longer was subject to a substantial risk of forfeiture, if later, to the time the amount is included in income. While the IRS has provided exceptions for some equity-based arrangements, other types of equity-based arrangements are considered nonqualified deferred compensation subject to Code Section 409A. Under currently available IRS guidance, exceptions from the application of Code Section 409A include transfers of restricted stock, stock options granted at fair market value (including nonstatutory stock options and incentive stock options), and stock appreciation rights (if the stock appreciation right granted at the fair market value of the underlying shares of stock). The Plan is intended to be administered in a manner consistent with the requirements for exemption of the awards from Section 409A. However, notwithstanding the foregoing, neither the Corporation nor the committee will have any liability to any person in the event Code Section 409A applies to any award in a manner that results in adverse tax consequences for the participant or any of his beneficiaries or transferees.

        Benefits under the Plan will depend on number of factors, including the fair market value of common stock on future dates and the exercise decisions made by the participants. Consequently, it is not possible to determine the benefits that might be received by the participants receiving grants under the Plan.

        Approval requires the affirmative vote of a majority of the votes cast on the proposed Plan.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPANY'S 2007 STOCK INCENTIVE PLAN.

OTHER MATTERS

        Our management does not know of any other matters to come before the 2007 Annual Meeting. However, if any other matters come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        On May 17, 2006, the Audit Committee unanimously approved the dismissal of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm and the action was ratified by the Company's Board of Directors.

        The audit reports of KPMG on the Company's financial statements for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report on the Company's financial statements as of and for the year ended December 31, 2004 contained a separate paragraph referring to the adoption of Financial Accounting Standards No. 141 and 142, effective July 1, 2002. During the years ended December 31, 2005 and 2004 and through May 17, 2006, (i) there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in connection with its reports on the Company's financial statements for such periods and (ii) there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

        Also on May 17, 2006, the Audit Committee unanimously approved the engagement of Ehrhardt, Keefe, Steiner & Hottman PC (EKS&H) as its new independent registered public accounting firm to audit the Company's financial statements as of and for the year ending December 31, 2006 and the action was ratified by the Company's Board of Directors.

        During the years ended December 31, 2005 and 2004 and through May 17, 2006, the Company did not consult with EKS&H regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company or (ii) any matter that was the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

        A representative of EKS&H is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

        The Audit Committee has not selected the Company's independent registered public accounting firm for the year ending December 31, 2007. The Audit Committee annually reviews the performance of the Company's independent auditor and the fees charged for their services. Based upon the Audit Committee's analysis of this information, the Audit Committee will determine which independent registered public accounting firm to engage to perform the Company's annual audit.

        The following table shows the fees billed to the Company for the audit and other services related to years 2006 and 2005.

	2006	2005
Audit Fees(1)	$180,000	$248,000
Audit-Related Fees(2)	38,250	47,000
Tax Fees(3)	20,650	41,900
All Other Fees(4)	—	23,900

Total	$238,900	$360,800

(1)
Audit fees represent fees for professional services provided in connection with the audit of the Company's financial statements, review of the Company's quarterly financial statements and audit services provided in connection with other regulatory filings.

(2)
Audit-related fees consist of benefit plan audits.

(3)
Tax fees principally include fees for tax return preparation and tax consulting.

(4)
All other fees were paid for due diligence assistance in acquisitions and various consulting services.

        The Audit Committee has adopted policies and procedures providing for the pre-approval of audit and non-audit services performed by the Company's independent auditor. Pre-approval may be given as part of the Audit Committee's approval on the engagement of the independent auditor or on an individual case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to the Audit Committee chairman, but the decision is subsequently reported to the full Audit Committee.

        The Audit Committee has considered whether the provision of services described above is compatible with maintaining the independence of EKS&H. The Audit Committee believes that the fees billed by EKS&H for the services described are compatible with EKS&H maintaining its independence as the Company's principal accountant.

SHAREHOLDER PROPOSALS
FOR THE 2008 ANNUAL MEETING

Proposals for the Company's Proxy Material

        Any Company shareholder who wishes to submit a proposal for presentation at the Company's 2008 Annual Meeting of Shareholders must submit such proposal to the Company at its office at 23 Inverness Way East, Suite 150, Englewood, Colorado 80112, Attention: Secretary, no later than November 24, 2007, in order to be considered for inclusion, if appropriate, in the Company's proxy statement and form of proxy relating to its 2008 Annual Meeting of Shareholders.

Proposals to be Introduced at the Annual Meeting but not Intended to be Included in the Company's Proxy Material

        For any shareholder proposal to be presented in connection with the 2008 Annual Meeting of Shareholders, including any proposal relating to the nomination of a director to be elected to the Board of Directors of the Company, a shareholder must give timely written notice thereof in writing to the Secretary of the Company in compliance with the advance notice and eligibility requirements contained in the Company's Bylaws. To be timely, a shareholder's notice must be delivered to the Secretary at the principal executive offices of the Company not less than 60 days and not more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder to be timely must be so received at a reasonable time before the solicitation is made. The notice must contain specified information about each nominee or the proposed business and the shareholder making the nomination or proposal.

        Based upon a meeting date of May 3, 2007 for the 2007 Annual Meeting of Shareholders, a qualified shareholder intending to introduce a proposal or nominate a director at the 2008 Annual Meeting of Shareholders should give written notice to the Company's Secretary not later than March 5, 2008 and not earlier than February 4, 2008.

        The specific requirements of these advance notice and eligibility provisions are set forth in Article II of the Company's Bylaws, a copy of which is available upon request.

        Such requests and any shareholder proposals should be sent to the Secretary of the Company at 23 Inverness Way East, Suite 150, Englewood, Colorado 80112.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      SUSAN M. CHIARMONTE
                       Secretary

March 20, 2007

Exhibit A

ALLIED MOTION TECHNOLOGIES INC.

2007 STOCK INCENTIVE PLAN

SECTION 1
INTRODUCTION

        1.1   Establishment. Allied Motion Technologies Inc. hereby establishes the Allied Motion Technologies Inc. 2007 Stock Incentive Plan.

        1.2   Purposes. The Plan is provided in order that selected Eligible Participants who are responsible for the conduct and management of the Company's business or who are involved in endeavors significant to its success, may be given an inducement to acquire a proprietary interest in the Company, to gain an added incentive to advance the interests of the Company and to remain affiliated with the Company.

SECTION 2
DEFINITIONS

        2.1   Definitions. The following terms shall have the meanings set forth below:

          (a)   "Approved Transaction" has the meaning set forth in Section 5.2.

          (b)   "Award" means any award or benefit granted under the Plan, including, without limitation, the grant of Options, Stock Appreciation Rights, and Restricted Stock Awards.

          (c)   "Award Agreement" means the written document, in such form as is determined by the Committee from time to time, which reflects the terms and conditions of an Award to an Eligible Participant.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Cause" means, unless otherwise defined in the Award Agreement:

            (i)    an Eligible Participant's willful or gross misconduct, or willful or gross negligence, in the performance of his or her duties for the Employer, after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Eligible Participant of such notice;

            (ii)   an Eligible Participant's intentional or habitual neglect of his or her duties for the Employer after prior written notice of such neglect and the continuance thereof for a period of 30 days after receipt by such Eligible Participant of such notice;

            (iii)  an Eligible Participant's illegal use of drugs or excessive and habitual use of alcohol, either of which substantially affects the Eligible Participant's ability to perform his or her duties for the Employer; or

            (iv)  an Eligible Participant's theft or misappropriation of funds or property of the Employer, or the commission of a felony.

          (f)    "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

          (g)   "Committee" means the committee established under Section 3.1.

          (h)   "Company" means Allied Motion Technologies Inc., or any successor thereto.

          (i)    "Director" means an individual who is a director of the Company or any Parent or Subsidiary on the date of an Award grant, and who is not a common-law employee of the Company or any Parent or Subsidiary.

          (j)    "Dividend Equivalents" means, with respect to Restricted Stock to be issued at the end of the Restriction Period, but only to the extent specified by the Committee, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of Shares of Stock.

          (k)   "Effective Date" means the effective date of the Plan, which will be [April 1], 2007, subject to approval of the Plan by the Company's stockholders.

          (l)    "Eligible Participants" means an officer or employee of the Employer, or a Director, or any other person providing services to the Company, whose judgment, initiative, and continued efforts are expected to contribute to the successful conduct of the business of the Employer, as determined by the Committee.

          (m)  "Employer" means the Company, any Parent, and any Subsidiary.

          (n)   "Exercise Price" means that price at which an Option or an SAR may be exercised.

          (o)   "Fair Market Value" means the average of the closing bid and asked price in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for the date in question (whether the common stock is traded on the NASDAQ Small Cap Market or the NASDAQ National Market System), or such other system then in use. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions or, if on any such date the Stock is not quoted by any such organization, the average of the closing bid and asked price as furnished by a professional market maker making a market in the Stock, as selected by the Committee. In the event the Stock is not traded in the over-the-counter market or no market maker is making a market in the Stock, the Fair Market Value of the Stock on any date shall be determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable.

          (p)   "Incentive Stock Option" or "ISO" means any Option designated as such and granted in accordance with the requirements of Code Section 422.

          (q)   "Non-Statutory Option" or "NSO" means any Option other than an Incentive Stock Option.

          (r)   "Option" means a right to purchase Stock at a stated price (the Exercise Price) for a specified period of time. As used in this Plan, the term "Option" will refer both to any Non-Statutory Option and any Incentive Stock Option.

          (s)   "Option Period" means that period during which a vested Option or other vested Award may be exercised.

          (t)    "Parent" means any company during any period in which it is a parent corporation, as defined in Code Section 424(e), with respect to the Company.

          (u)   "Plan" means this Allied Motion Technologies, Inc. 2007 Stock Incentive Plan, as it may be amended from time to time.

          (v)   "Restricted Stock" means Shares of Stock which are subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Eligible Participant or achievement of performance or other objectives by the Eligible Participant, as determined by the Committee.

          (w)  "Restriction Period" means a period of time beginning on the date of each Award of Restricted Stock and ending on the vesting date with respect to such Award.

          (x)   "Retained Distributions" has the meaning set forth in Section 7.2(b).

          (y)   "Share" or "Shares" means a share or shares of Stock.

          (z)   "Stock" means the common stock, no par value, of the Company.

          (aa) "Stock Appreciation Right" or "SAR" means the right to receive, in cash or Shares (as determined in accordance with Section 6.5) with a value equal to (or otherwise based on) the excess of (i) the Fair Market Value of a specified number of Shares at the time of exercise; over (ii) the Exercise Price for such Shares.

          (bb) "Subsidiary" means any company during any period in which it is a subsidiary corporation, as defined in Code Section 424(f), with respect to the Company.

        2.2   Gender and Number. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.

SECTION 3
PLAN ADMINISTRATION

        3.1   Committee. The authority to control and manage the operation and administration of the Plan will be vested in the "Committee" described in this Section 3.1. The Committee will be appointed by the Board and generally will consist of two or more members of the Board. If a Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that otherwise would be the responsibility of the Committee. The Board may appoint such special committees as the Board determines necessary or desirable in accordance with the following provisions:

          (a)   With respect to the grant of Awards to persons who are or may become "covered employees," as such term is defined in Code Section 162(m), if such Award is reasonably anticipated to result in the payment of employee remuneration that otherwise would exceed the limit on employee remuneration deductible for income tax purposes pursuant to Code Section 162(m), the Awards will be granted by a Committee consisting only of two or more outside directors. For purposes of this Section 3.1(a), a Director will be treated as an "outside director" if the director (i) is not a current employee of the Company or its affiliates; (ii) is not a former employee of the Company or its affiliates who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or its affiliates; and (iv) does not receive remuneration, either directly or indirectly, in any capacity other than as a director. For purposes of this subsection, the Company's affiliates will be determined based on the regulations promulgated under Code Section 162(m).

          (b)   With respect to the grant of Awards for which the exemption from Section 16(b) of the Securities Exchange Act of 1934 provided by Rule 16b-3 is desired, the Award will be granted by a Committee consisting of (i) only "non-employee directors" or (ii) the full Board. Alternatively, the Award may be granted by a Committee consisting of persons who are not non-employee directors; provided that the Award is approved by the full Board.

        3.2   Power and Authority of Committee. The Committee's administration of the Plan will be subject to the following:

          (a)   Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Participants those persons who will receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, to accelerate vesting of Awards, to waive compliance (either generally or in any one or more particular instances) by an Eligible Participant with the requirements of any rule or regulation with respect to an Award, subject to the Plan provisions or other applicable requirements; and (subject to the restrictions imposed by Section 9.2) to cancel or suspend Awards.

          (b)   To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

          (c)   The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, to decide all questions and settle all controversies and disputes which may arise in connection with the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

          (d)   Any interpretation of the Plan by the Committee and any decision made by it under the Plan will be final and binding on all persons.

          (e)   In controlling and managing the operation and administration of the Plan, the Committee will take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

        3.3   Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

        3.4   Indemnification. In addition to any other rights of indemnification, the Company shall provide indemnification, either directly or indirectly through insurance policies or otherwise, for directors, Committee members, employees and former employees against liabilities and expenses they incur with respect to this Plan in connection with holding such positions, in each case to the fullest extent permitted by law. Whenever such a person seeks indemnification by the Company against any liability or expenses incurred in any threatened, pending or completed proceeding in which such person is a party because he or she holds or has held any such position, the Company shall proceed diligently and in good faith to make a determination whether indemnification is permissible in the circumstances. If indemnification is determined to be permissible, the Company shall indemnify such persons to the fullest extent permissible, provided that any indemnification for expenses shall be limited to the amount found to be reasonable by an evaluation conducted in a manner permitted by applicable law, and this authorization shall include reimbursement for reasonable expenses incurred in advance of final disposition of the proceeding. This Section shall not be interpreted to limit in any manner any indemnification the Company may be required to pay pursuant to applicable statutes, any court order, or any contract, resolution or other commitment which is legally valid.

SECTION 4
STOCK SUBJECT TO THE PLAN

        4.1   Number of Shares. 300,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares which may be issued upon the grant or exercise of Awards shall be applied to reduce the maximum number of Shares remaining available under the Plan. At all times during the term of the Plan and while any Awards are outstanding, the Company shall retain as authorized and unissued stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder. In addition, the following additional maximums will apply:

          (a)   The number of Shares of Stock that may be issued under Options intended to be treated as ISOs shall not exceed the maximum number of Shares available for issuance under the Plan, as set forth above.

          (b)   The maximum number of Shares of Stock that may be issued in conjunction with Restricted Stock Awards granted pursuant to Section 7 shall equal 100% of the maximum number of Shares available for issuance under the Plan, as set forth above.

          (c)   The maximum number of Shares of Stock that may be covered by Awards granted to any one Eligible Participant during any calendar year shall be 50,000 Shares for Restricted Stock Awards plus 100,000 Shares for Option and SAR Awards.

        4.2   Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award which expires or is terminated or canceled for any reason, any Shares which are used for full or partial payment of the purchase price of Shares with respect to which an Award is exercised, and any Shares retained by the Company to satisfy applicable withholding obligations automatically shall become available for use under the Plan.

SECTION 5
CAPITAL CHANGES AND CORPORATE TRANSACTIONS

        5.1   Adjustments for Stock Split, Stock Dividend, Etc.

          (a)   If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased, decreased or changed in like manner as if such Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:

            (i)    the Shares of Stock as to which Awards may be granted under the Plan; and

            (ii)   the Shares of Stock then included in each outstanding Award granted hereunder.

          (b)   If any adjustment or substitution provided for in this Section 5.1 shall result in the creation of a fractional share under any Award, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such fractional share.

          (c)   Adjustments under this Section 5.1 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties.

        5.2   Definitions Related to Approved Transactions.

          (a)   Approved Transaction. "Approved Transaction" means:

            (i)    the acquisition directly or indirectly by any person (other than the Company, any Subsidiary, or any employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary) during any period of 24 consecutive months of beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended, as in effect on the date of this Plan) of voting stock of any Subsidiary representing in the aggregate more than 40% of the total voting power of all voting stock of the Subsidiary;

            (ii)   the sale, exchange or other disposition (other than by reason of the pledge or assignment of such assets as security for a loan) of all or substantially all of the assets of any Subsidiary or any division of the Company or a Subsidiary, if immediately after such transaction substantially all of such assets are not owned by the Company, any Subsidiary, or any employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary;

            (iii)  any merger or consolidation of the Company with one or more other corporations, whether or not the Company is the surviving corporation;

            (iv)  any sale or other disposition of all or substantially all of the assets of the Company pursuant to a plan which provides for the liquidation of the Company;

            (v)   any exchange by the holders of more than 50% of the outstanding Shares of Stock for securities issued by another entity, or in whole or in part for cash or other property, pursuant to a plan of exchange approved by the holders of a majority of such outstanding Shares;

            (vi)  the acquisition directly or indirectly by any person (other than any Subsidiary, or any employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary) during any period of 24 consecutive months of beneficial ownership of voting stock of the Company representing in the aggregate more than 40% of the total voting power of all voting stock of the Company;

            (vii) a change in the majority of the members of the Board other than by reason of voluntary resignation, retirement or death during a 24 consecutive month period; or

            (viii)   any transaction to which Code Section 424(a) applies and to which the Company is a party.

          (b)   Division. A "division" means any operating or business unit designated by the Company, in its discretion, as constituting a division of the Company or of a Subsidiary.

          (c)   Affected Employment or Service. An Eligible Participant's employment with the Company or a Subsidiary is "affected" in an Approved Transaction if:

            (i)    if the Eligible Participant is employed by a Subsidiary and such employment is terminated by the Subsidiary solely as a result of an Approved Transaction with respect to such Subsidiary;

            (ii)   if the Eligible Participant's employment is transferred to any employer other than the Company or a Parent or Subsidiary as a result of the Approved Transaction;

            (iii)  if the Eligible Participant remains employed with a Subsidiary which is no longer a Subsidiary of the Company as a result of the Approved Transaction; or

            (iv)  solely with respect to an Approved Transaction with respect to the Company, as described in Section 5.2(iii), (iv), (v), (vi) or (vii), whether or not the Eligible Participant's employment is terminated.

With respect to an Eligible Participant who is a Director, the Eligible Participant's service will be "affected" in an Approved Transaction if such Eligible Participant's service as a Director is terminated solely as a result of the Approved Transaction. With respect to an Eligible Participant who is neither an employee nor a Director of any Employer, such Eligible Participant's service will be "affected" in an

Approved Transaction if such Eligible Participant's service as a contractor to any Employer is terminated solely as a result of the Approved Transaction. The Committee will determine whether any Eligible Participant's employment or service is affected by any Approved Transaction.

        5.3   Accelerated Vesting Upon Approved Transaction. In the event of any Approved Transaction, notwithstanding any contrary waiting period, installment period, vesting schedule or Restriction Period in any Award Agreement or in the Plan, unless the applicable Award Agreement provides otherwise:

          (a)   in the case of an Option or SAR, each such outstanding Option or SAR held by an Eligible Participant whose employment or service is affected by the Approved Transaction shall become exercisable in full in respect of the aggregate number of Shares covered thereby.

          (b)   in the case of Restricted Stock, the Restriction Period applicable to each such Award of Restricted Stock held by an Eligible Participant whose employment or service is affected by the Approved Transaction shall be deemed to have expired and all such Restricted Stock, any related Retained Distributions and any unpaid Dividend Equivalents shall become vested and any cash amounts payable pursuant to the applicable Award Agreement shall be adjusted in such manner as may be provided in the Award Agreement.

        5.4   Assumption or Substitution. In the event of an Approved Transaction, the Committee, in its sole discretion and without the consent of any Eligible Participant, may provide that the surviving, continuing, successor, or purchasing entity or parent thereof, as the case may be (the "Acquiror"), either will assume the Company's rights and obligations under outstanding Options and SARs or substitute for outstanding Options and SARs substantially equivalent options and SARs (as the case may be) for the Acquiror's stock.

        5.5   Settlement and Cancellation of Options and SARs. The Committee, in its sole discretion and without the consent of any Participant, may determine that, upon the occurrence of an Approved Transaction, each or any Option or SAR outstanding immediately prior to the Approved Transaction shall be canceled in exchange for a payment with respect to each vested share of Stock subject to such canceled Option or SAR in (i) cash, (ii) stock of the Company or of a corporation or other business entity which is a party to the Approved Transaction, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Stock in the Approved Transaction over the exercise price per share under such Option or SAR (the "Spread"). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of their canceled Options and SARs as soon as practicable following the date of the Approved Transaction.

        5.6   Termination of Unexercised Option and SARs. If any Option or SAR is not to be assumed or substituted for as provided in Section 5.4 and is not to be canceled pursuant to Section 5.5, in connection with an Approved Transaction, the Committee, in its sole discretion, may give written notice to the Participant holding such Option or SAR establishing a date by which such Option or SAR must be exercised, to the extent then exercisable (taking into account any acceleration of exerciseability under Section 5.3, prior to the consummation of the Approved Transaction. Such notice shall describe the Approved Transaction and the consideration per share of Stock (if any) expected to be received as a result of the Approved Transaction. Any such Option or SAR that is not exercised on or before the date specified in such notice (subject to extension by the Committee) shall terminate upon the consummation of the Approved Transaction, whether or not the Option or SAR was exercisable on such date. The Participant holding such Option or SAR may make any exercise thereof conditional upon the consummation of the Approved Transaction and, if the Approved Transaction is not consummated, the Participant shall be restored to the position that he or she would have been in had the notice not been given.

SECTION 6
OPTIONS AND STOCK APPRECIATION RIGHTS

        6.1   Grant of Options and SARs.

          (a)   Grant of Options. An Eligible Participant may be granted one or more Options. The Committee, in its sole discretion, shall designate whether an Option is to be considered an ISO or an NSO. The Committee may grant both an ISO and an NSO to the same Eligible Participant at the same time or at different times. ISOs and NSOs, whether granted at the same or different times, shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

          (b)   Grant of SARs. SARs may not be granted in tandem with any portion of a related Option. Instead, SARs must be granted independently of any Option. SARs will be exercisable at the time, to the extent and upon the terms and conditions set forth in the applicable Award Agreement.

        6.2   Participation. ISOs shall not be granted to non-employee Directors or any other person who is not an employee of an Employer. Eligible Participants who have been granted Options or SARS may, if otherwise eligible, be granted additional Options, SARs, or other Awards.

        6.3   Award Agreements. Each Option or SAR granted under the Plan shall be evidenced by a written Award Agreement which shall be entered into by the Company and the Eligible Participant to whom the Option or SAR is granted, and which shall contain such terms and conditions as the Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

          (a)   Number of Shares. Each Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

          (b)   Limit on ISOs Granted: Notwithstanding any other provision of the Plan, for any Eligible Participant, the aggregate Fair Market Value of the Shares with respect to which an ISO first is exercisable in any calendar year, under this Plan or any other plan, shall not exceed $100,000 (or such greater amount as may be approved under Code Section 422(d)). For this purpose, the Fair Market Value of the Shares shall be determined as of the time the Option is granted.

          (c)   Exercise Price. The Exercise Price for any Option or SAR shall be determined by the Committee and shall be set forth in the Award Agreement.

            (i)    In no event shall the Exercise Price for each Share covered by an ISO or a NSO be less than the Fair Market Value of the Stock on the date the ISO or NSO is granted.

            (ii)   The Exercise Price for each Share covered by an ISO granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary must be at least 110% of the Fair Market Value of the Stock on the date the Option is granted.

          (d)   Option Period and Vesting of Options. Each Award Agreement shall state the Option Period and any vesting requirements applicable to the Option or SAR.

            (i)    The Option Period must expire, in all cases, not more than ten years from the date an Award is granted; provided, however, that the Option Period of an ISO granted to an Eligible Participant who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary must expire not more than five years from the date such ISO is granted.

            (ii)   Each Award Agreement also shall state the periods of time, if any, as determined by the Committee, when incremental portions of each Option or other Award shall vest.

            (iii)  Notwithstanding any other provision of the Plan, any Eligible Participant who is subject to Section 16 of the 1934 Act may not exercise any portion of an Option or SAR during the first six months following the grant of such Option or SAR, except that this limitation shall not apply in the event of the Eligible Participant's death or disability during such six-month period.

          (e)   Termination of Employment or Service, Death, Disability, Etc. Except as otherwise set forth in the Award Agreement, each Option and each SAR shall be subject to the following requirements with respect to the exercise of the Option or SAR upon termination of the employment or service, or the death, of the Eligible Participant:

            (i)    Termination for Cause. If the employment of the Eligible Participant is terminated within the Option Period for Cause, as determined by the Company, the Option or SAR (whether or not vested) thereafter shall be canceled and void for all purposes.

            (ii)   Death. If the Eligible Participant dies during the Option Period while still employed with the Employer, the Option or SAR may be exercised by those entitled to do so under the Eligible Participant's will or by the laws of descent and distribution within six (6) months after the Eligible Participant's death (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option or SAR may be exercised only as to the Shares as to which the Option or SAR had become exercisable on or before the date of the Eligible Participant's death.

            (iii)  Disability. If the Eligible Participant becomes disabled (within the meaning of Code Section 22(e)) during the Option Period while still employed with the Employer, the Option or SAR may be exercised within ninety (90) calendar days after the Eligible Participant's termination of employment due to such disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option or SAR may be exercised only as to the Shares as to which the Option or SAR had become exercisable on or before the date of the Eligible Participant's disability.

            (iv)  Other Terminations. If the employment of the Eligible Participant with the Employer is terminated within the Option Period for any reason other than Cause, disability, or the Eligible Participant's death, the Option or SAR may be exercised by the Eligible Participant within thirty (30) calendar days after the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option or SAR may be exercised only as to the Shares as to which the Option or SAR had become exercisable on or before the date of termination of employment.

            (v)   Applicability of Section to Directors and Non-Employees. Unless otherwise provided in the Award Agreement, the provisions relating to exercise periods in this Section 6.3(e) after termination of an Eligible Participant's employment will apply to each Director by substituting a reference to the Director's service as a Director for each reference to an Eligible Participant's employment in this Section, and to each Eligible Participant who is neither a Director nor an Employee of any Employer by substituting a reference to the Eligible Participant's service as a contractor for each reference to an Eligible Participant's employment in this Section.

          (f)    Exercise, Payments, Etc.

            (i)    Except as otherwise provided in the Award Agreement, an Option or SAR shall be exercised by delivery to the Corporate Secretary of the Company of written notice specifying the particular Option or SAR (or portion thereof) which is being exercised, the number of Shares with respect to which such Option or SAR is exercised and, in the case of an Option, including payment of the Exercise Price. Such notice shall be in a form satisfactory to the Committee. The exercise of the Option or SAR shall be deemed effective upon receipt of such notice by the Corporate Secretary and, if applicable, payment to the Company of the Exercise Price.

            (ii)   The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (iii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Eligible Participant.

            (iii)  With respect to the exercise of an Option, the Exercise Price shall be paid by any of the following methods or any combination of the following methods:

              (A)  in cash;

              (B)  by check payable to the order of the Company;

              (C)  if approved by the Committee, by delivery to the Company of certificates representing the number of Shares then owned by the Eligible Participant, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Eligible Participant for such minimum period of time as may be established from time to time by the Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the certificates for the Stock used as payment of the Exercise Price; or

              (D)  by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law including, but not limited to, the withholding of Shares otherwise issuable pursuant to the exercise of the Option.

          (g)   Date of Grant. An Option or SAR shall be considered as having been granted on the date specified in the grant resolution of the Committee.

        6.4   Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Eligible Participant, an Eligible Participant shall have no rights as a stockholder with respect to any Shares subject to any Option or SAR granted to such person under this Plan, and until the Eligible Participant becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Eligible Participant becomes the holder of record of such Stock, except as provided in Section 6.

        6.5   Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option or SAR will be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or a SAR as the Committee determines to be desirable.

SECTION 7
RESTRICTED STOCK AWARDS

        7.1   Grant of Restricted Stock Awards. Subject to the limitations of the Plan, the Committee shall designate those eligible persons to be granted awards of Restricted Stock, shall determine the time when each such Award shall be granted, whether Shares covered by Awards of Restricted Stock will be issued at the beginning or the end of the Restriction Period and whether Dividend Equivalents will be paid during the Restriction Period in the event Shares are to be issued at the end of the Restriction Period, and shall designate (or set forth the basis for determining) the vesting provisions applicable to each Award of Restricted Stock. The Committee shall determine the price, if any, to be paid by the Eligible Participant for the Restricted Stock. All determinations made by the Committee pursuant to this Section 7 shall be specified in the Award Agreement.

        7.2   Issuance of Restricted Stock at Beginning of the Restriction Period. If Shares of Stock are issued at the beginning of the Restriction Period, the stock certificate or certificates representing such Restricted Stock shall be registered in the name of the Eligible Participant to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions shall bear a restrictive legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the applicable Award Agreement. Such certificates shall remain in the custody of the Company and the Eligible Participant shall deposit with the Company stock powers or other instruments of assignment, each endorsed in blank, so as to permit retransfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or otherwise not become vested in accordance with the Plan and the applicable Award Agreement.

          (a)   Restricted Stock issued at the beginning of the Restriction Period shall constitute issued and outstanding Stock for all corporate purposes.

          (b)   The Eligible Participant will have the right to vote such Restricted Stock, to receive and retain such dividends and distributions, as the Committee may in its sole discretion designate, paid or distributed on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock; except, that (i) the Eligible Participant will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled or waived; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period as provided in Section 7.2; (iii) other than such dividends and distributions as the Committee may in its sole discretion designate, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and vesting and other conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested, and such Retained Distributions shall not bear interest or be segregated in a separate account; (iv) the Eligible Participant may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions or his interest in any of them during the Restriction Period; and (v) a breach of any restrictions, terms or conditions provided in the Plan or established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

        7.3   Issuance of Stock at End of the Restriction Period. Restricted Stock issued at the end of the Restriction Period shall not constitute issued and outstanding Shares of Stock and the Eligible

Participant shall not have any of the rights of a stockholder with respect to the Stock covered by such an Award of Restricted Stock, in each case until such Stock shall have been transferred to the Eligible Participant at the end of the Restriction Period. If and to the extent that Shares of Stock are to be issued at the end of the Restriction Period, the Eligible Participant shall be entitled to receive Dividend Equivalents with respect to the Stock covered thereby either (i) during the Restriction Period or (ii) in accordance with the rules applicable to Retained Distributions, as the Committee may specify in the Award Agreement.

        7.4   Cash Awards. In connection with any Award of Restricted Stock, an Award Agreement may provide for the payment of a cash amount to the Eligible Participant who is granted such Restricted Stock at any time after such Restricted Stock shall have become vested. Such cash awards shall be payable in accordance with such additional restrictions, terms and conditions as shall be prescribed by the Committee in the Award Agreement and shall be in addition to any other salary, incentive, bonus or other compensation payments which such Eligible Participant shall be otherwise entitled or eligible to receive from the Company. Any such cash award shall be made in compliance with the provisions of Code Section 409A and the regulations promulgated thereunder.

        7.5   Completion of Restriction Period. Upon the vesting of each Award of Restricted Stock, and the satisfaction of any other applicable restrictions, terms and conditions (a) all or the applicable portion of such Restricted Stock shall become vested, (b) any Retained Distributions and any unpaid Dividend Equivalents with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested and (c) any cash award to be received by the Eligible Participant with respect to such Restricted Stock shall become payable, all in accordance with the terms of the applicable Award Agreement. Any such Restricted Stock, Retained Distributions and any unpaid Dividend Equivalents that shall not become vested shall be forfeited to the Company and the Eligible Participant shall not thereafter have any rights (including dividend and voting rights) with respect to such Restricted Stock, Retained Distributions and any unpaid Dividend Equivalents that shall have been so forfeited. Subject to the requirements of Code Section 409A, the Committee may, in its discretion, provide that the delivery of any Restricted Stock, Retained Distributions and unpaid Dividend Equivalents that shall have become vested, and payment of any cash awards that shall have become payable, shall be deferred until such date or dates as the recipient may elect. Any election of a recipient pursuant to the preceding sentence shall be filed in writing with the Committee in accordance with such rules and regulations, including compliance with Code Section 409A, as the Committee may provide.

SECTION 8
OPERATION AND ADMINISTRATION

        8.1   Rights as Employee, Consultant or Director. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, consultant or Director or interfere with or limit in any way any right of the Company or any Employer to terminate the Participant's service at any time, subject to the terms of any written employment or other agreement to the contrary. To the extent that an Employee of a Subsidiary receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee's employer or that the Employee has an employment relationship with the Company.

        8.2   Leaves of Absence. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment shall be determined by the Committee at the time.

        8.3   Transfers of Awards. Except as otherwise provided in the Award Agreement, or as the Committee shall determine from time to time, no right or interest of any Eligible Participant in an Award granted pursuant to the Plan (including any Options) shall be assignable or transferable during the lifetime of the Eligible Participant, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge or bankruptcy. In the event of an Eligible Participant's death, an Eligible Participant's rights and interests in Awards shall, to the extent provided in this Plan, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Committee, if an Eligible Participant is disabled from caring for his or her affairs because of mental condition, physical condition or age, such Eligible Participant's Awards shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

        8.4   Withholding Requirements.

          (a)   Generally. The Company's obligations to deliver Shares or other payment upon the exercise of an Option, SAR or other Award shall be subject to the Eligible Participant's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

          (b)   Withholding With Stock. At the time an Option is exercised by the Eligible Participant, the Committee, in its sole discretion, may permit the Eligible Participant to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Eligible Participant, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

        8.5   Compliance with Securities Laws. The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

        8.6   Stock Restriction Agreement. The Committee may provide that shares of Stock issuable upon the exercise or grant of an Award shall, under certain conditions, be subject to restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive an Eligible Participant's term of employment with the Company.

        8.7   Other Employee Benefits. The amount of any compensation deemed to be received by an Eligible Participant as a result of the exercise or grant of an Award shall not constitute "earnings" with respect to which any other employee benefits of such Eligible Participant are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

        8.8   Code Section 409A Compliance. The Options and SARs granted under this Plan, and the Restricted Stock Awards granted under this Plan, are intended to qualify at all times with the available exemptions from the application of Code Section 409A provided in the regulations promulgated and other guidance issued under Code Section 409A. All other benefits and awards available under this Plan will be granted in a manner that complies with the requirements of Code Section 409A. To the extent any provision of this Plan or any Award Agreement would result in any penalty under Code Section 409A, such provision shall be interpreted in a manner to avoid such penalty or such provision shall be amended to avoid such penalty to the extent permitted under Code Section 409A.

SECTION 9
PLAN AMENDMENT, MODIFICATION AND TERMINATION

        9.1   Termination and Amendment of Plan. The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable. Shareholder approval shall be required in order to:

          (a)   increase the maximum number of Shares of Stock that may be subject to Awards (unless necessary to effect the adjustments required by Section 5.1);

          (b)   extend the term of the Plan beyond the period provided in Section 9.3; or

          (c)   materially modify the requirements as to eligibility for participation in the Plan.

        9.2   No Affect on Outstanding Awards. No termination, amendment, or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan, without the consent of the Eligible Participant holding such Award.

        9.3   Duration of Plan. If not sooner terminated under Section 9.1, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.

SECTION 10
REQUIREMENTS OF LAW

        10.1 Federal Securities Law Requirements. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        10.2 Governing Law. The Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ALLIED MOTION TECHNOLOGIES INC.
23 Inverness Way East, Ste. 150
Englewood, CO 80112

        The undersigned hereby appoints Delwin D. Hock and Richard D. Smith, or either of them, proxies of the undersigned, each with the power of substitution, and hereby authorizes them to vote, as designated below, all the shares of common stock, no par value, of the undersigned at the annual meeting of shareholders of Allied Motion Technologies Inc. (the "Company") to be held on May 3, 2007, and at all adjournments thereof, with respect to the following:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE NAMED AND
"FOR" APPROVAL OF THE 2007 STOCK INCENTIVE PLAN

Item 1.	To elect six directors to hold office until the next Annual Meeting of shareholders.
NOMINEES: D. D. Hock, G.D. Hubbard, G. J. Pilmanis, M.M. Robert, R.D. Smith, R.S. Warzala
☐ FOR ALL NOMINEES
☐ WITHHOLD AUTHORITY for all nominees
☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and print that nominee's name in the space provided below. IF AUTHORITY TO VOTE FOR NOMINEES IS NOT EXPRESSLY WITHHELD, IT SHALL BE DEEMED GRANTED.

Item 2.	APPROVAL OF THE 2007 STOCK INCENTIVE PLAN
☐ FOR ☐ AGAINST ☐ ABSTAIN

        This proxy is being solicited on behalf of the Board of Directors of the Company, and may be revoked prior to its exercise. This proxy, when properly executed, will be voted as directed above by the undersigned shareholder. If no direction is made, it will be voted FOR the nominees named in Item 1 and FOR the approval of the 2007 Stock Incentive Plan in Item 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Your signature should appear exactly as your name appears on this Proxy. For joint accounts, all owners should sign. When signing in a fiduciary or representative capacity, please give your full title as such.

By:

Date:	, 2007

PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE
AS PROMPTLY AS POSSIBLE.

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TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE 2007 ANNUAL MEETING
PROPOSAL ONE: ELECTION OF DIRECTORS
BOARD COMMITTEES AND MEETINGS
EXECUTIVE COMPENSATION
OWNERSHIP OF COMPANY STOCK
PROPOSAL TWO: APPROVAL OF THE COMPANY'S 2007 STOCK INCENTIVE PLAN
OTHER MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SHAREHOLDER PROPOSALS FOR THE 2008 ANNUAL MEETING
ALLIED MOTION TECHNOLOGIES INC. 2007 STOCK INCENTIVE PLAN